                           LB-UBS COMMERCIAL MORTGAGE
                                  TRUST 2005-C5

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C5

    CLASSES A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, X-CP, B, C, D, E AND F
              $2,208,681,000 (APPROXIMATE TOTAL PRINCIPAL BALANCE)

AUGUST 4, 2005

LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY, THE FINAL PROSPECTUS SUPPLEMENT
AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF
1933, THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY
SUCH DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES
NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE
DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING
DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED
TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN
FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE
THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE
INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.

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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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NOTICE TO RESIDENTS OF GERMANY

EACH OF THE UNDERWRITERS HAS CONFIRMED THAT IT IS AWARE THAT NO GERMAN SALES
PROSPECTUS (VERKAUFSPROSPEKT) HAS BEEN OR WILL BE PUBLISHED IN RESPECT OF THE
OFFERING OF THE LB-UBS COMMERCIAL MORTGAGE TRUST 2005-C5 COMMERCIAL MORTGAGE
PASS-THROUGH CERTIFICATES SERIES 2005-C5 ("CERTIFICATES") AND EACH OF THE
UNDERWRITERS HAS REPRESENTED AND AGREED THAT IT WILL COMPLY WITH THE GERMAN
SECURITIES SALES PROSPECTUS ACT (WERTPAPIER - VERKAUFSPROSPEKTGESETZ) OR ANY
OTHER LAWS APPLICABLE IN GERMANY GOVERNING THE ISSUE, OFFERING AND SALE OF THE
CERTIFICATES. IN PARTICULAR, EACH UNDERWRITER HAS UNDERTAKEN NOT TO ENGAGE IN A
PUBLIC OFFERING (OFFENTLICHESANGEBOT) IN GERMANY WITH RESPECT TO ANY OF THE
CERTIFICATES OTHERWISE THAN IN ACCORDANCE WITH THE GERMAN SECURITIES SALES
PROSPECTUS ACT AND ANY OTHER ACT REPLACING OR SUPPLEMENTING IT AND ALL OTHER
APPLICABLE LAWS AND REGULATIONS.

ANY CERTIFICATES PURCHASED BY ANY PERSON WHICH IT WISHES TO OFFER FOR SALE OR
RESALE MAY NOT BE OFFERED IN ANY JURISDICTION IN CIRCUMSTANCES WHICH WOULD
RESULT IN THE DEPOSITOR BEING OBLIGATED TO REGISTER ANY FURTHER PROSPECTUS OR
CORRESPONDING DOCUMENT RELATING TO THE CERTIFICATES IN SUCH JURISDICTION.

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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

Table of Contents
--------------------------------------------------------------------------------

I.     Transaction Highlights

II.    Structural Highlights

III.   Collateral Pool Highlights

IV.    Investment Grade and Significant Mortgage Loans

V.     Investor Reporting

VI.    Timeline

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LEHMAN BROTHERS                                       [UBS Investment Bank LOGO]

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                                                          TRANSACTION HIGHLIGHTS

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

THESE MATERIALS CONTAIN SELECTED SUMMARY INFORMATION REGARDING THE OFFERED
CERTIFICATES IDENTIFIED BELOW AND RELATED MATTERS. THESE MATERIALS DO NOT
CONTAIN ALL OF THE INFORMATION YOU NEED TO CONSIDER IN MAKING AN INVESTMENT
DECISION. YOU SHOULD READ CAREFULLY THE PRELIMINARY PROSPECTUS SUPPLEMENT
RELATING TO THE OFFERED CERTIFICATES (THE "PROSPECTUS SUPPLEMENT") AND THE
ACCOMPANYING PROSPECTUS IN FULL. CAPITALIZED TERMS USED IN THESE MATERIALS BUT
NOT OTHERWISE DEFINED WILL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THOSE TERMS
IN THE GLOSSARY TO THE PROSPECTUS SUPPLEMENT. A COPY OF THE PROSPECTUS
SUPPLEMENT CAN BE OBTAINED BY CONTACTING DAVE NASS AT 212-526-8829 OR BRAY KELLY
AT 212-713-8663.

Series and Class Designation:   LB-UBS Commercial Mortgage Trust 2005-C5 (the
                                "Trust"), Commercial Mortgage Pass-Through
                                Certificates, Series 2005-C5 (the
                                "Certificates"), to be issued in multiple
                                classes (each, a "Class") designated as Classes
                                A-1, A-2, A-3, A-AB, A-4, A-1A, X-CP, X-CL, A-M,
                                A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                                S, T, R-I, R-II and R-III. The Certificates will
                                evidence the entire beneficial ownership of the
                                assets of the Trust (such assets, collectively,
                                the "Trust Fund").

Offered Certificates:           The Offered Certificates will consist of the
                                Class A-1, A-2, A-3, A-AB, A-4, A-1A, X-CP, A-M,
                                A-J, B, C, D, E and F Certificates. The Offered
                                Certificates are the only securities offered by
                                the Prospectus Supplement. The Offered
                                Certificates will have a total principal balance
                                of approximately $2,208,681,000.

Non-Offered Certificates:       The Class X-CL, G, H, J, K, L, M, N, P, Q, S, T,
                                R-I, R-II and R-III Certificates are the
                                Non-Offered Certificates and will either be
                                retained by the Depositor (as identified below)
                                or transferred in transactions that do not
                                require registration under the Securities Act of
                                1933, as amended. The Non-Offered Certificates
                                will have a total principal balance of
                                approximately $150,391,145.

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LEHMAN BROTHERS                         1             [UBS Investment Bank LOGO]

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Mortgage Pool:                  The primary asset of the Trust Fund will be a
                                segregated pool (the "Mortgage Pool") of
                                approximately 117 mortgage loans (the "Mortgage
                                Loans") with, a total Cut-off Date Balance (an
                                "Initial Mortgage Pool Balance") of
                                approximately $2,359,072,146, subject to a
                                variance of plus or minus 5%. The "Cut-off Date
                                Balance" of each Mortgage Loan will equal the
                                unpaid principal balance of that Mortgage Loan
                                as of the Cut-off Date (as identified below)
                                after application of all payments of principal
                                due on or before that date, whether or not
                                received.

                                For purposes of calculating certain
                                distributions on certain Classes of the
                                Certificates, the Mortgage Pool will be divided
                                into the following two (2) loan groups (each, a
                                "Loan Group"):

                                     1.   "Loan Group No. 1" which will consist
                                          of 99 Mortgage Loans that will be
                                          secured by a variety of property types
                                          and that will have an aggregate
                                          Cut-off Date Balance (the "Initial
                                          Loan Group No.1 Balance") of
                                          approximately $2,186,749,244,
                                          representing 92.7% of the Initial
                                          Mortgage Pool Balance; and

                                     2.   "Loan Group No. 2" which will consist
                                          of 18 Mortgage Loans that will be
                                          secured by solely multifamily and
                                          mobile home park property types and
                                          that will have an aggregate Cut-off
                                          Date Balance (the "Initial Loan Group
                                          No. 2 Balance") of $172,322,902,
                                          representing 7.3% of the Initial
                                          Mortgage Pool Balance.

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LEHMAN BROTHERS                         2             [UBS Investment Bank LOGO]

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

Co-Lead Manager/Sole Book       Lehman Brothers Inc.
Runner:

Co-Lead Manager:                UBS Securities LLC

Rating Agencies:                Standard & Poor's, a division of The McGraw-Hill
                                Companies, Inc. ("S&P") and Fitch Ratings, Inc.
                                ("Fitch")

Depositor:                      Structured Asset Securities Corporation II.

Trustee:                        LaSalle Bank National Association.

Fiscal Agent:                   ABN AMRO Bank N.V.

Master Servicer:                Wachovia Bank, National Association.

Special Servicer:               LNR Partners, Inc.

Cut-Off Date:                   Individually and collectively, as the context
                                may require, with respect to each Mortgage Loan,
                                the later of August 11, 2005 and the related
                                date of origination.

Determination Date:             11th day of each month or if such day is not a
                                business day, then the following business day.

Distribution Date:              4th business day after the Determination Date of
                                each month, commencing in September 2005.

Interest Accrual Period:        With respect to any Distribution Date, the
                                period commencing on the 11th day of the month
                                preceding the month in which that Distribution
                                Date occurs and ending on the 10th day of the
                                month in which that Distribution Date occurs.

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LEHMAN BROTHERS                         3             [UBS Investment Bank LOGO]

Transaction Highlights
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

ERISA:                        The Depositor anticipates that, subject to
                              satisfaction of the conditions referred to under
                              "ERISA Considerations" in the Prospectus
                              Supplement, retirement plans and other employee
                              benefit plans and arrangements subject to (a)
                              Title I of the Employee Retirement Income Security
                              Act of 1974, as amended ("ERISA"), or (b) section
                              4975 of the Internal Revenue Code of 1986, as
                              amended (the "Internal Revenue Code"), will be
                              able to invest in the Offered Certificates without
                              giving rise to a prohibited transaction. This is
                              based upon an individual prohibited transaction
                              exemption granted to a predecessor to Lehman
                              Brothers Inc. by the U.S. Department of Labor.

Tax:                          The Offered Certificates will evidence regular
                              interests in, and generally be treated as debt
                              obligations of, a real estate mortgage investment
                              conduit (a "REMIC") under the applicable
                              provisions of the Internal Revenue Code.

SMMEA:                        The Offered Certificates will not be mortgage
                              related securities within the meaning of the
                              Secondary Mortgage Market Enhancement Act of 1984,
                              as amended ("SMMEA").

Settlement:                   Through the book-entry facilities of The
                              Depository Trust Company ("DTC") in the case of
                              all Offered Certificates.



Denominations:                                             Class                                   Minimum Denomination(1)
                              ------------------------------------------------------------------   -----------------------
                              Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E and F            $10,000
                              Class X-CP                                                                   $250,000


Bloomberg:                    It is expected that cash flows will be modeled on
                              Bloomberg.

Lehman Brothers CMBS Index:   It is expected that the Offered Certificates will
                              be included in the Lehman Brothers CMBS Index.

----------
1.   Increments of $1 thereafter.

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LEHMAN BROTHERS                         4             [UBS Investment Bank LOGO]

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                                                           STRUCTURAL HIGHLIGHTS

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

OFFERED CERTIFICATES

-----------------------------------   -----------------------------
            LOAN GROUP 1                       LOAN GROUP 2
    Approximately $2.19 billion        Approximately $172.3 million
Commercial and Multifamily Loans(1)        Multifamily Loans(2)
-----------------------------------   -----------------------------

                100%                                100%

-----------------------------------
            Class A-1(3)
-----------------------------------
            Class A-2(3)
-----------------------------------
            Class A-3(3)                      Class A-1A(4)
-----------------------------------
            Class A-AB(3)
-----------------------------------
            Class A-4(3)
-----------------------------------

----------------------------------------------------------------
                                Class A-M
----------------------------------------------------------------
                                Class A-J
----------------------------------------------------------------
                                 Class B
----------------------------------------------------------------
                                 Class C                           Class X-CP(5)
----------------------------------------------------------------
                                 Class D
----------------------------------------------------------------
                                 Class E
----------------------------------------------------------------
                                 Class F
----------------------------------------------------------------

----------

(1.) Includes the Lombard Place I DE, LLC, Tim Smith Portfolio, Pacific Prestige
     Properties I DE, LLC, Oak Grove at Wildewood, Indian Creek, and Oak Grove
     at Lexington loans. Includes a Mobile Home Park loan.

(2.) Excludes the Lombard Place I DE, LLC, Tim Smith Portfolio, Pacific Prestige
     Properties I DE, LLC, Oak Grove at Wildewood, Indian Creek, and Oak Grove
     at Lexington loans. Includes a Mobile Home Park loan.

(3.) 100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 1 will generally be applied to make distributions to the Class A-1, A-2, A-3, A-AB and A-4 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes A-M through T have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class
     A-4 and Class A-1A will be pro rata.

(4.) 100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 2 will generally be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-AB and A-4 certificates, unless and until Classes A-M through T have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class
     A-1A will be pro rata.

(5.) The Class X-CP certificates accrue interest at the weighted average of certain strip rates off of a notional amount that will initially equal all or specified portions of the respective principal balances of the Class
     A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F, G and H
     Certificates.

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LEHMAN BROTHERS                         5             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE



-------------------------------------------------------------------------------------------------------------------
        APPROX. INITIAL TOTAL                 APPROXIMATE
         PRINCIPAL BALANCE OR     RATINGS        CREDIT       PASS-THROUGH     WTD. AVG. LIFE
CLASS    NOTIONAL AMOUNT ($)    (S&P/FITCH)   SUPPORT(3)    RATE DESCRIPTION     (YEARS)(7)     PRINCIPAL WINDOW(7)
-------------------------------------------------------------------------------------------------------------------

Offered Certificates
-------------------------------------------------------------------------------------------------------------------
A-1       $   78,000,000          AAA/AAA      30.000%(4)    Fixed Rate            2.82         09/2005 - 03/2010
-------------------------------------------------------------------------------------------------------------------
A-2       $  347,000,000          AAA/AAA      30.000%(4)    Fixed Rate            4.65         03/2010 - 08/2010
-------------------------------------------------------------------------------------------------------------------
A-3       $  158,000,000          AAA/AAA      30.000%(4)    Fixed Rate            6.56         08/2011 - 08/2012
-------------------------------------------------------------------------------------------------------------------
A-AB      $   77,000,000          AAA/AAA      30.000%(4)    Fixed Rate            7.03         08/2010 - 05/2014
-------------------------------------------------------------------------------------------------------------------
A-4       $  819,028,000          AAA/AAA      30.000%(4)    Fixed Rate(5)         9.67         05/2014 - 06/2015
-------------------------------------------------------------------------------------------------------------------
A-1A      $  172,322,000          AAA/AAA      30.000%(4)    Fixed Rate(5)         8.42         09/2005 - 07/2015
-------------------------------------------------------------------------------------------------------------------
A-M       $  235,907,000          AAA/AAA      20.000%       Fixed Rate(5)         9.89         07/2015 - 07/2015
-------------------------------------------------------------------------------------------------------------------
A-J       $  188,726,000          AAA/AAA      12.000%       Fixed Rate(5)         9.95         07/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
B         $   20,642,000          AA+/AA+      11.125%       Fixed Rate(5)         9.98         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
C         $   32,437,000           AA/AA        9.750%       Fixed Rate(5)         9.98         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
D         $   29,489,000          AA-/AA-       8.500%       Fixed Rate(5)         9.98         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
E         $   23,590,000           A+/A+        7.500%       Fixed Rate(5)         9.98         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
F         $   26,540,000            A/A         6.375%       Fixed Rate(5)         9.98         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
X-CP      $2,216,614,000(2)       AAA/AAA         N/A        Variable IO(6)        5.45(8)      08/2006 - 08/2012(9)
-------------------------------------------------------------------------------------------------------------------
Non-Offered Certificates(1)
-------------------------------------------------------------------------------------------------------------------
X-CL      $2,359,072,145(2)       AAA/AAA         N/A        Variable IO(6)        8.62(8)      09/2005 - 06/2020(9)
-------------------------------------------------------------------------------------------------------------------
G         $   26,539,000           A-/A-        5.250%       Fixed Rate(5)         9.97         08/2015 - 08/2015
-------------------------------------------------------------------------------------------------------------------
H         $   23,591,000         BBB+/BBB+      4.250%       Fixed Rate(5)        11.89         08/2015 - 01/2020
-------------------------------------------------------------------------------------------------------------------
J         $   17,693,000          BBB/BBB       3.500%       Fixed Rate(5)        14.49         01/2020 - 04/2020
-------------------------------------------------------------------------------------------------------------------
K         $   17,693,000         BBB-/BBB-      2.750%       Fixed Rate           14.64         04/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
L         $   11,796,000          BB+/BB+       2.250%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
M         $    5,897,000           BB/BB        2.000%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
N         $    5,898,000          BB-/BB-       1.750%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
P         $    2,949,000           B+/NR        1.625%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
Q         $    8,846,000           B/NR         1.250%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
S         $    5,898,000           B-/NR        1.000%       Fixed Rate(5)        14.73         05/2020 - 05/2020
-------------------------------------------------------------------------------------------------------------------
T         $   23,591,145           NR/NR          N/A        Fixed Rate(5)        14.79         05/2020 - 06/2020
-------------------------------------------------------------------------------------------------------------------


----------
See footnotes on next page

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LEHMAN BROTHERS                         6             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE (CONT.)

(1.) The Non-Offered Certificates are not offered by the Prospectus Supplement or the accompanying Prospectus. The Non-Offered Certificates also include the Class R-I, R-II and R-III Certificates, which are residual interest certificates, are not shown in the table on the previous page and do not have principal balances, notional amounts or pass-through rates.

(2.) Represents total notional amount. See "Description of the Offered
     Certificates - Payments - General" in the Prospectus Supplement.

(3.) Represents the total principal balance of all more subordinate Classes of
     Certificates shown in the table on the previous page, expressed as a percentage of the Initial Mortgage Pool Balance.

(4.) Presented on an aggregate basis for the Class A-1, A-2, A-3, A-AB, A-4 and
     A-1A Certificates.

(5.) For any Distribution Date, if the weighted average of certain net interest rates on the Mortgage Loans is less than a specified fixed rate for the subject Class, then the applicable pass-through rate in effect for that
     Class will equal that weighted average net interest rate. See "Description of the Offered Certificates - Payments - Calculation of Pass-Through Rates"
     in the Prospectus Supplement.

(6.) The Class X-CL and X-CP Certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates. See
     "Description of the Offered Certificates - Payments - Calculation of
     Pass-Through Rates" in the Prospectus Supplement.

(7.) Calculated, assuming among other things, 0% CPR and no defaults or losses.
     Also based on Modeling Assumptions set forth in glossary to the Prospectus
     Supplement. Any deviation from these assumptions can result in a different
     (and, possibly, a materially different) weighted average life and/or principal window for any Class of Certificates. No representation is made as to the reasonableness of these assumptions.

(8.) Represents the weighted average life of each dollar reduction in notional amount.

(9.) Represents period over which the notional amount will be reduced to zero.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                         7             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

General Distribution Matters:   The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M,
                                A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S
                                and T Certificates (collectively, the "Principal
                                Balance Certificates") are the only Classes of
                                Certificates with principal balances and,
                                accordingly, the only Classes of Certificates
                                that entitle holders to payments of principal.
                                The Class X-CP and X-CL Certificates
                                (collectively, the "Interest Only Certificates")
                                do not have principal balances but do have
                                notional amounts for purposes of the accrual of
                                interest. The Principal Balance Certificates and
                                the Interest Only Certificates (collectively,
                                the "Regular Certificates") have pass-through
                                rates and accrue interest. The Class R-I, R-II
                                and R-III Certificates, which are residual
                                interest certificates, do not have principal
                                balances, notional amounts or pass-through rates
                                and are not expected to receive any material
                                distributions.

Senior/Subordinate Structure:   The respective Classes of the Regular
                                Certificates will entitle holders to varying
                                degrees of seniority for purposes of--

                                o    receiving payments of interest and, if and
                                     when applicable, payments of principal, and

                                o    bearing the effects of losses on the
                                     Mortgage Loans, as well as default-related
                                     and other unanticipated expenses of the
                                     Trust.

                                In connection therewith: (a) the Class A-1, A-2,
                                A-3, A-AB, A-4, A-1A, X-CP and X-CL Certificates
                                (collectively, the "Senior Certificates") will
                                be the most senior Classes of the Certificates;
                                (b) after the Senior Certificates, the Class A-M
                                Certificates will be the next most senior Class
                                of the Certificates; (c) after the Senior and
                                Class A-M Certificates, the Class A-J
                                Certificates will be the next most senior Class
                                of the Certificates; and (d) thereafter, the
                                Class B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                                S and T Certificates will, in the case of each
                                of those Classes, be senior to each other such
                                Class, if any, with a later alphabetic Class
                                designation.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                         8             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Sequential Pay Structure:   Distributions of principal and/or interest with
                            respect to the respective Classes of Regular
                            Certificates will be made in a generally sequential
                            order reflecting the relative seniority of those
                            Classes. In connection therewith, collections and
                            advances on the Mortgage Loans that are available to
                            make those distributions on any given Distribution
                            Date will be applied (with some considerations given
                            to whether the available funds came from Loan Group
                            No. 1 or Loan Group No. 2): (a) first, to make
                            distributions of interest with respect to the A-1,
                            A-2, A-3, A-AB, A-4, A-1A, X-CP and X-CL Classes on
                            a pro rata basis in accordance with the respective
                            amounts of interest payable thereon; (b) second, to
                            make distributions of principal with respect to the
                            A-1, A- 2, A-3, A-AB, A-4 and/or A-1A Classes in a
                            manner consistent with the discussion under "--
                            Principal Distributions" below; and (c) thereafter,
                            to make distributions of interest and, consistent
                            with the discussion under "--Principal
                            Distributions" below, provided that all more senior
                            Classes of Principal Balance Certificates have been
                            retired, distributions of principal sequentially
                            with respect to the remaining Classes of Principal
                            Balance Certificates from the most senior, starting
                            with the A-M Class, to the most subordinate, ending
                            with the T Class. See "Description of the Offered
                            Certificates--Payments--Priority of Payments" in the
                            Prospectus Supplement.

Interest Distributions:     Each Class of Offered Certificates will be entitled
                            on each Distribution Date, subject to available
                            funds and the payment priorities described above, to
                            interest accrued during the related Interest Accrual
                            Period at the applicable pass-through rate on the
                            total principal balance or total notional amount, as
                            applicable, of that Class outstanding immediately
                            prior to that Distribution Date, together with any
                            unpaid interest with respect to that Class from any
                            prior Distribution Dates. Interest on the Offered
                            Certificates will be calculated on the basis of a
                            360-day year assumed to consist of twelve 30-day
                            months. Distributions of interest with respect to
                            the Offered Certificates may be reduced in
                            connection with certain interest shortfalls arising
                            out of prepayments on the Mortgage Loans. See
                            "Description of the Offered
                            Certificates--Payments--Payments of Interest" in the
                            Prospectus Supplement.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                         9             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions:   Subject to available funds and the payment priorities
                           described above, the holders of each Class of Offered
                           Certificates, other than the Class X-CP Certificates,
                           will be entitled to receive a total amount of
                           principal over time equal to the total principal
                           balance of their particular Class.

                           The Trustee is required to make distributions of
                           principal to the holders of the various Classes of
                           Sequential Pay Certificates in a specified sequential
                           order, such that:

                           o    no payments of principal will be made to the
                                holders of any of the Class G, H, J, K, L, M, N,
                                P, Q, S and T Certificates until the total
                                principal balance of the Offered Certificates
                                (exclusive of the Class X-CP Certificates) is
                                reduced to zero;

                           o    no payments of principal will be made to the
                                holders of the Class A-M, A-J, B, C, D, E or F
                                Certificates until, in the case of each Class of
                                those Offered Certificates, the total principal
                                balance of all more senior Classes of Offered
                                Certificates (exclusive of the Class X-CP
                                Certificates) is reduced to zero;

                           o    except as described in the paragraph following
                                these bullets, no payments of principal
                                allocable to Loan Group No. 1 will be made to
                                the holders of the Class A-1A Certificates until
                                the total principal balance of the Class A-1,
                                A-2, A-3, A-AB and A-4 Certificates is reduced
                                to zero, and no payments of principal allocable
                                to Loan Group No. 2 will be made to the holders
                                of the Class A-1, A-2, A-3, A-AB and A-4
                                Certificates until the total principal balance
                                of the Class A-1A Certificates is reduced to
                                zero;

                           o    on any given Distribution Date, except as
                                described in the paragraph following these
                                bullets, the total principal balance of the
                                Class A-AB Certificates must be paid down to the
                                applicable scheduled principal balance for that
                                Class set forth on Annex F to the Prospectus
                                Supplement before any payments of principal are
                                made with respect to the Class A-1, A-2, A-3
                                and/or A-4 Certificates; and

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        10             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Principal Distributions    o    except as described in the paragraph following
   (cont.):                     these bullets, no payments of principal will be
                                made to the holders of the Class A-4
                                Certificates until the total principal balance
                                of the Class A-1, A-2, A-3 and A-AB Certificates
                                is reduced to zero, no payments of principal
                                will be made to the holders of the Class A-AB
                                Certificates (other than as described in the
                                immediately preceding bullet) until the total
                                principal balance of the Class A-1, A-2 and A-3
                                Certificates is reduced to zero, no payments of
                                principal will be made to the holders of the
                                Class A-3 Certificates until the total principal
                                balance of the Class A-1 and A-2 Certificates is
                                reduced to zero, and no payments of principal
                                will be made to the holders of the Class A-2
                                Certificates until the total principal balance
                                of the Class A-1 Certificates is reduced to
                                zero.

                           Because of losses on the Mortgage Loans and/or
                           default-related or other unanticipated expenses of
                           the trust, the total principal balance of the Class
                           A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P, Q,
                           S and T Certificates could be reduced to zero at a
                           time when the Class A-1, A-2, A-3, A-AB and A-4
                           Certificates, or any two or more Classes of those
                           Senior Certificates, remain outstanding. Under those
                           circumstances, and notwithstanding the discussion
                           above, any payments of principal on the outstanding
                           Class A-1, A-2, A-3, A-AB and A-4 Certificates will
                           be made among those Classes of Senior Certificates on
                           a pro rata basis in accordance with their respective
                           total principal balances.

                           In general, the maximum amount of principal to be
                           distributed on any given Distribution Date with
                           respect to the Sequential Pay Certificates, subject
                           to available funds, will equal the Total Principal
                           Payment Amount described in the glossary to the
                           Prospectus Supplement (exclusive of any portion
                           thereof allocable to the Split Mortgage Loan
                           Non-Pooled Components). However, on the final
                           Distribution Date, subject to available funds and the
                           payment priorities described above, the holders of
                           each Class of Sequential Pay Certificates will be
                           entitled to receive principal up to the remaining
                           unpaid principal balance of those Certificates.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        11             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

Losses:                    Losses realized on the Mortgage Loans and certain
                           default-related and other unanticipated expenses, if
                           any, will be allocated to the T, S, Q, P, N, M, L, K,
                           J, H, G, F, E, D, C, B, A-J and A-M Classes, in that
                           order, in each case until the total principal balance
                           of the subject Class is reduced to zero, and then to
                           the A-1, A-2, A-3, A-AB, A-4 and A-1A Classes, on a
                           pro rata basis in accordance with the respective
                           total principal balances of those Classes.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        12             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION(1)(2)



-------------------------------------------------------------------------------------------------------
                                                                                    STATISTICAL DATA(3)
-------------------------------------------------------------------------------------------------------

Mortgage Loans with Initial Lock-Out Period & Defeasance Period Thereafter               78.2%(4)
-------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period & Yield Maintenance Period Thereafter        12.5%(4)
-------------------------------------------------------------------------------------------------------
Mortgage Loans with Initial Lock-Out Period Followed by a Defeasance or Yield
   Maintenance Period                                                                     9.3%(4)
-------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out Period or Lock-Out & Defeasance Period              93.9 months
-------------------------------------------------------------------------------------------------------
Weighted Average Prepayment Open Period                                                3.6 months(5)
-------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
OPEN PREPAYMENT PERIOD AT END OF                              PERCENT OF INITIAL MORTGAGE POOL
          MORTGAGE LOAN            NUMBER OF MORTGAGE LOANS                BALANCE
----------------------------------------------------------------------------------------------

            None                               34                           11.6%
----------------------------------------------------------------------------------------------
            1 Month                            12                            4.8%
----------------------------------------------------------------------------------------------
            2 Months                            8                            3.0%
----------------------------------------------------------------------------------------------
            3 Months                           49                           52.1%
----------------------------------------------------------------------------------------------
            4 Months                            1                            2.6%
----------------------------------------------------------------------------------------------
            6 Months                            2                           20.9%
----------------------------------------------------------------------------------------------
            12 Months                          11                            4.9%
----------------------------------------------------------------------------------------------
            TOTAL:                            117                          100.0%
----------------------------------------------------------------------------------------------


----------
(1.) See "Description of the Mortgage Pool - Terms and Conditions of the
     Underlying Mortgage Loans - Prepayment Provisions" in the Prospectus
     Supplement.

(2.) Prepayments could occur in limited circumstances even during initial lockout period or lockout & defeasance period.

(3.) As of the Cut-Off Date.

(4.) Percent of Initial Mortgage Pool Balance.

(5.) Prior to maturity.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        13             [UBS Investment Bank LOGO]

Structural Highlights
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PROVISIONS(1)



---------------------------------------------------------------------------------------------------------------------------
  PREPAYMENT
  PROVISIONS    08/2005   08/2006   08/2007   08/2008   08/2009   08/2010   08/2011   08/2012   08/2013   08/2014   08/2015
---------------------------------------------------------------------------------------------------------------------------

LOCK-OUT/DEF.    100.0%    100.0%     94.1%     89.9%     87.4%     87.1%     89.6%     89.1%     89.1%     91.6%     12.8%
---------------------------------------------------------------------------------------------------------------------------
 YIELD MAINT.       --        --       5.9%     10.1%     12.6%     12.9%     10.4%     10.9%     10.9%      8.4%     87.2%
---------------------------------------------------------------------------------------------------------------------------
  SUB-TOTAL      100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    >=5.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
      4.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
      3.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
      2.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
      1.0%          --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
     OPEN           --        --        --        --        --        --        --        --        --        --        --
---------------------------------------------------------------------------------------------------------------------------
    TOTAL        100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------------------------------------------


----------
(1.) Represents percentage of then outstanding principal balance of Mortgage
     Pool as of the date shown assuming, among other things, no prepayments, defaults or losses. The table was generated based on the Modeling
     Assumptions specified in the glossary to the Prospectus Supplement.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        14             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The Mortgage Pool includes six Mortgage Loans (representing 34.4% of the
     Initial Mortgage Pool Balance) that S&P and Fitch have confirmed have, in the context of their inclusion in the Trust, credit characteristics that are consistent with obligations rated investment grade (such six Mortgage
     Loans, the "Investment Grade Loans").

o    As described under "Description of the Mortgage Pool--Loan Combinations" in
     the Prospectus Supplement, fourteen Mortgage Loans, representing 35.6% of the Initial Mortgage Pool Balance, are each part of a Loan Combination. A
     "Loan Combination" consists of two or more mortgage loans, only one of which will be included in the Trust Fund, but all of which are secured by the same mortgage instrument(s) encumbering the same mortgaged real property or properties. Whenever there is a reference to a "Non-Trust Loan"
     in these materials, it is a reference to a mortgage loan that is part of a
     Loan Combination, but is not included in the Trust Fund. A Non-Trust Loan may be senior, pari passu or subordinate in right of payment relative to the Mortgage Loan (or particular components of the Mortgage Loan) included in the same Loan Combination. Four of the Investment Grade Loans (the "200
     Park Avenue Mortgage Loan", the "Courtyard by Marriott Portfolio Mortgage
     Loan", the "1345 Avenue of the Americas Mortgage Loan", and the "Park
     Avenue Plaza Loan" each as defined in the glossary to the Prospectus
     Supplement) will each be part of a Loan Combination. The structures of these four Loan Combinations are outlined on the following pages.

o    Summary of the pool composition is as follows:

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                           TOTAL CUT-OFF DATE   INITIAL MORTGAGE
                         NUMBER OF LOANS         BALANCE          POOL BALANCE
--------------------------------------------------------------------------------
Investment Grade Loans           6           $  811,181,898           34.4%
--------------------------------------------------------------------------------
Conduit Loans                  111           $1,547,890,248           65.6%
--------------------------------------------------------------------------------
TOTAL:                         117           $2,359,072,146          100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        15             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 200 PARK AVENUE LOAN COMBINATION

o    The 200 Park Avenue Mortgage Loan is one of three (3) mortgage loans comprising the 200 Park Avenue Loan Combination that includes (a) the 200
     Park Avenue Mortgage Loan; (b) the 200 Park Avenue Note A1 Non-Trust Loan,
     with an aggregate cut-off date principal balance of $329,736,204 (included in the LB-UBS series 2005-C3 securitization); and (c) the 200 Park Avenue
     Note A3 Non-Trust Loan, with a cut-off date principal balance of
     $285,131,898 (expected to be included in a future securitization).

o    The 200 Park Avenue Loan Combination is subject to the terms of a related
     Co-Lender Agreement. The aggregate cut-off date principal balance of the
     200 Park Avenue Loan Combination is $900,000,000.

o    The 200 Park Avenue Note A1 Non-Trust Loan is comprised of (i) the 200 Park
     Avenue Senior Non-Trust Loan Component, with a cut-off date principal balance of $278,500,000, which is, at all times, pari passu in right of payment with the 200 Park Avenue Mortgage Loan and the 200 Park Avenue Note
     A3 Non-Trust Loan, and (ii) the 200 Park Avenue Junior Non-Trust Loan
     Component, with a cut-off date principal balance of $51,236,204, which is, during the continuance of certain material uncured events of default with respect to the 200 Park Avenue Loan Combination, subordinate in right of payment to the 200 Park Avenue Mortgage Loan, the 200 Park Avenue Senior
     Non-Trust Loan Component and the 200 Park Avenue Note A3 Non-Trust Loan.



                      --------------------------------------------------   -------
                       200 PARK AVENUE  200 PARK AVENUE  200 PARK AVENUE   LB-UBS
                      SENIOR NON-TRUST      NOTE A3       MORTGAGE LOAN    2005-C5
                       LOAN COMPONENT  NON-TRUST LOAN(2)   ($285.1m)       TRUST
                          ($278.5m)        ($285.1m)
-------------------        LB-UBS
  200 PARK AVENUE       2005-C3 TRUST
LOAN COMBINATION(1)   --------------------------------------------------   -------
     ($900.0m)        --------------------------------------------------
-------------------     200 PARK AVENUE JUNIOR NON-TRUST LOAN COMPONENT
                                           ($51.2m)
                                     LB-UBS 2005-C3 TRUST
                      --------------------------------------------------


----------
(1.) The entire 200 Park Avenue Loan Combination is rated BBB-/BBB- by S&P and
     Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated.

(2.) Held by an affiliate and intended for a future securitization.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        16             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 200 PARK AVENUE LOAN COMBINATION (CONT.)

o    The 200 Park Avenue Note A3 Non-Trust Loan is, at all times, pari passu in right of payment with the 200 Park Avenue Mortgage Loan and the 200 Park
     Avenue Senior Non-Trust Loan Component. The 200 Park Avenue Mortgage Loan
     is part of a Loan Combination comprised of three (3) mortgage loans that are all secured by the 200 Park Avenue Mortgaged Property, identified as
     (a) the 200 Park Avenue Mortgage Loan, (b) the 200 Park Avenue Note A1
     Non-Trust Loan, and (c) the 200 Park Avenue Note A3 Non-Trust Loan.

o    The entire 200 Park Avenue Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C5 Controlling Class Representative and the Serviced Non-Trust Loan
     Noteholders" in the prospectus supplement, until the occurrence of a triggering event, the holder of the 200 Park Avenue Note A1 Non-Trust Loan or its representative (which representative will be a designated series
     2005-C3 certificateholder) will have the ability to advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the 200 Park Avenue Loan
     Combination.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        17             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION

o    The Courtyard by Marriott Portfolio Mortgage Loan is one of four mortgage loans comprising the Courtyard by Marriott Portfolio Loan Combination that includes (a) the Courtyard by Marriott Portfolio Mortgage Loan; (b) the
     Courtyard by Marriott Portfolio Note A1 Non-Trust Loan, with an aggregate cut-off date principal balance of $164,200,000 (included in the LB-UBS series 2005-C3 securitization); (c) the Courtyard by Marriott Portfolio
     Note A3 Non-Trust Loan, with a cut-off date principal balance of
     $177,900,000 (expected to be included in a future securitization); and (d)
     the Courtyard by Marriott Portfolio Note B Non-Trust Loan, with a cut-off date principal balance of $30,000,000 (held by an institutional third-party investor on a whole loan basis).

o    The Courtyard by Marriott Portfolio Loan Combination is subject to the terms of a related Co-Lender Agreement. The aggregate cut-off date principal balance of the Courtyard by Marriott Portfolio Loan Combination
     is $550,000,000.



                      ----------------------------------------------------------   -------
                         COURTYARD BY        COURTYARD BY
                      MARRIOTT PORTFOLIO  MARRIOTT PORTFOLIO     COURTYARD BY
                       SENIOR NON-TRUST         NOTE A3       MARRIOTT PORTFOLIO   LB-UBS
                        LOAN COMPONENT     NON-TRUST LOAN(2)     MORTGAGE LOAN     2005-C5
                           ($121.5m)           ($177.9m)           ($177.9m)        TRUST
                            LB-UBS
                         2005-C3 TRUST
                      ----------------------------------------------------------   -------
-------------------   ----------------------------------------------------------
   COURTYARD BY                     COURTYARD BY MARRIOTT PORTFOLIO
MARRIOTT PORTFOLIO                  JUNIOR NON-TRUST LOAN COMPONENT
LOAN COMBINATION(1)                            ($42.7m)
     ($550.0m)                           LB-UBS 2005-C3 TRUST
-------------------   ----------------------------------------------------------
                      ----------------------------------------------------------
                                    COURTYARD BY MARRIOTT PORTFOLIO
                                         NOTE B NON-TRUST LOAN
                                               ($30.0m)
                                         THIRD-PARTY INVESTOR
                      ----------------------------------------------------------


----------
(1.) $520,000,000 of the Courtyard by Marriott Portfolio Loan Combination is
     rated BBB-/BBB- by S&P and Fitch. S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, the subject Loan Combination's credit characteristics are consistent with the obligations that are so rated.

(2.) Held by an affiliate and intended for a future securitization.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        18             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE COURTYARD BY MARRIOTT PORTFOLIO LOAN COMBINATION (CONT.)

o    The Courtyard by Marriott Portfolio Note A1 Non-Trust Loan is comprised of
     (i) the Courtyard by Marriott Portfolio Senior Non-Trust Loan Component,
     with a cut-off date principal balance of $121,500,000, which is, at all times, pari passu in right of payment with the Courtyard by Marriott
     Portfolio Mortgage Loan and the Courtyard by Marriott Portfolio Note A3
     Non-Trust Loan, and (ii) the Courtyard by Marriott Portfolio Junior
     Non-Trust Loan Component, with a cut-off date principal balance of
     $42,700,000, which is, during the continuance of certain material uncured events of default with respect to the Courtyard by Marriott Portfolio Loan
     Combination, subordinate in right of payment to the Courtyard by Marriott
     Portfolio Mortgage Loan, the Courtyard by Marriott Portfolio Senior
     Non-Trust Loan Component and the Courtyard by Marriott Portfolio Note A3
     Non-Trust Loan.

o    The Courtyard by Marriott Portfolio Note A3 Non-Trust Loan is, at all
     times, pari passu in right of payment with the Courtyard by Marriott
     Portfolio Mortgage Loan and the Courtyard by Marriott Portfolio
     Senior Non-Trust Loan Component. The Courtyard by Marriott Portfolio Note B
     Non-Trust Loan is, following and during the continuance of certain material uncured events of default with respect to the Courtyard by
     Marriott Portfolio Loan Combination, subordinate in right of payment to the
     Courtyard by Marriott Portfolio Mortgage Loan, the entire Courtyard by
     Marriott Portfolio Note A1 Non-Trust Loan and the Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan.

o    The entire Courtyard by Marriott Portfolio Loan Combination will be serviced under the series 2005-C3 pooling and servicing agreement by the series 2005-C3 master servicer and the series 2005-C3 special servicer.

o    Subject to the discussion under "Description of the Mortgage Pool--Loan
     Combinations" and "Servicing of the Underlying Mortgage Loans--The Series
     2005-C5 Controlling Class Representative and the Serviced Non-Trust Loan
     Noteholders" in the prospectus supplement, first, until the occurrence of a first triggering event, the holder of the Courtyard by Marriott Portfolio
     Note B Non-Trust Loan or its designee and, second, following the occurrence of the first triggering event and until the occurrence of a second triggering event, the holder of the Courtyard by Marriott Portfolio Note A1
     Non-Trust Loan or its representative (which representative, under the series 2005-C3 pooling and servicing agreement, will be a designated series
     2005-C3 certificateholder), will have the ability to advise and direct the series 2005-C3 master servicer and/or special servicer with respect to certain specified servicing actions regarding the Courtyard by Marriott
     Portfolio Loan Combination.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        19             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 1345 AVENUE OF THE AMERICAS LOAN COMBINATION

o    Prior to a monetary event of default or material non-monetary event of default that would result in special servicing: (1) the holder of Note 1-A2 receives all monthly amortization payments pro rata and pari passu with the holder of Note 1-A1 but prior to the holders of the other Notes and (2) the holder of Note 1-A2 receives casualty and condemnation proceeds and other unscheduled principal payments pro rata and pari passu with holders of Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).

o    After a monetary event of default or material non-monetary event of default that would result in special servicing: (1) the holder of Note 1-A2 receives all principal and interest payments pro rata and pari passu with the holder of Note 1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component) and (2) the holders of Note 1-C1, Note 1-C2, Note 1-C3 and Note 1-C4 receive no principal and interest payments until the principal amounts of all Notes more senior are paid in full.



                           1345 AVENUE OF THE AMERICAS AND PARK
                           AVENUE PLAZA TRUST, SERIES FB 2005-1

--------------------------------------------------------------------------

                                                                Note 2
  Note 1-A2       Note 1-A1      Note 1-A3      Note 1-A4    (Component A)
 $46,800,000     $46,800,000   $170,807,446   $170,807,446    $78,280,223
--------------------------------------------------------------------------   INTENDED FOR SALE TO
                                                                 Note 2           THIRD PARTY
                                 Note 1-B1      Note 1-B2    (Component B)
LB-UBS 2005-C5                  $47,392,554    $47,392,554    $21,719,777
                 ---------------------------------------------------------
                  Note 1-C1      Note 1-C2      Note 1-C3      Note 1-C4
                 $33,333,333    $33,333,333    $16,666,667    $16,666,667
                 ---------------------------------------------------------

                               INTENDED FOR SALE TO
                                   THIRD PARTY


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        20             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE 1345 AVENUE OF THE AMERICAS LOAN (CONT.)

o    After a final recovery determination, the holders of Note 1-C1, Note 1-C2,
     Note 1-C3, Note 1-C4, Note 1-B1, Note B2 and component B of Note 2 receive no principal and interest payments until the principal amounts of Note
     1-A1, 1-A2, 1-A3, 1-A4 and component A of Note 2 have been paid in full.

o    Note 1-A1, 1-A3, 1-A4, 1-B1 and 1-B2 were securitized in a separate stand-alone securitization and will not be included in the LB-UBS 2005-C5
     Trust.

o    Note 1-C1, Note 1-C2, Note 1-C3, Note 1-C4 and Note 2 were sold to third parties and will not be included in the LB-UBS 2005-C5 Trust.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        21             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE PARK AVENUE PLAZA LOAN COMBINATION

o    Prior to a monetary event of default or material non-monetary event of default that would result in special servicing (1) the holder of Note 1-A2 receives all monthly amortization payments pro rata and pari passu with the holder of Note 1-A1 but prior to the holders of the other Notes and (2) the holder of Note 1-A2 receives casualty and condemnation proceeds and other unscheduled principal payments pro rata and pari passu with holders of Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).

o    After a monetary event of default or material non-monetary event of default that would result in special servicing, the holder of Note 1-A2 receives all principal and interest payments pro rata and pari passu with the holder of Note 1-A1, Note 1-A3, Note 1-A4 and component A of Note 2, but prior to the holders of the other Notes (or component).



                      1345 AVENUE OF THE AMERICAS AND PARK
                      AVENUE PLAZA TRUST, SERIES FB 2005-1
                                 SECURITIZATION

------------------------------------------------------------------------

  Note 1-A2       Note 1-A1     Note 1-A3     Note 1-A4        Note 2
 $19,350,000     $19,350,000   $55,573,232   $55,573,232   (Component A)
                                                            $98,972,809
------------------------------------------------------------------------   INTENDED FOR SALE TO
                                                               Note 2          THIRD PARTY
                                Note 1-B1     Note 1-B2    (Component B)
LB-UBS 2005-C5                  $576,768      $576,768      $1,027,191
                               -----------------------------------------
                               -----------------------------------------

                                           Mezzanine Loan
                                             $85,000,000

                               ------------------------------------------

                                         INTENDED FOR SALE TO
                                              THIRD PARTY


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        22             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

THE PARK AVENUE PLAZA LOAN COMBINATION (CONT.)

o    After a final recovery determination, the holders of Note 1-B1, Note B2 and component B of Note 2 receive no principal and interest payments until the principal amounts of Note 1-A1, 1-A2, 1-A3, 1-A4 and component A of Note 2 have been paid in full.

o    Note 1-A1, 1-A3, 1-A4, 1-B1 and 1-B2 were securitized in a separate stand-alone securitization and will not be included in the LB-UBS 2005-C5
     Trust.

o    Note 2 was sold to a third party and will not be included in the LB-UBS
     2005-C5 Trust.

o    The Park Avenue Plaza Mezzanine Loan is subordinate in right of payment to the Park Avenue Plaza Whole Loan.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        23             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o    The following table shows the U/W DSCR, Cut-off Date LTV and Shadow
     Rating(1) with respect to each indicated Mortgage Loan:



------------------------------------------------------------------------------------------------------
                                        COURTYARD BY MARRIOTT   1345 AVENUE OF THE
                      200 PARK AVENUE         PORTFOLIO               AMERICAS       PARK AVENUE PLAZA
------------------------------------------------------------------------------------------------------

UW DSCR(2)                 1.65x                1.67x                  1.94x               1.86x
------------------------------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834          $61,131,383            $71,975,820         $33,128,770
------------------------------------------------------------------------------------------------------
Cut-off Date LTV(2)        45.9%                55.7%                  41.1%               42.9%
------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000       $856,500,000          $1,250,000,000        $580,000,000
------------------------------------------------------------------------------------------------------
Shadow Rating(1)           A-/A-                A-/A-                 AAA/AAA             AAA/AAA
------------------------------------------------------------------------------------------------------


o    The following table shows the U/W DSCR and Cut-off Date LTV with respect to each indicated Loan Combination:



------------------------------------------------------------------------------------------------------
                                        COURTYARD BY MARRIOTT   1345 AVENUE OF THE
                      200 PARK AVENUE         PORTFOLIO               AMERICAS       PARK AVENUE PLAZA
------------------------------------------------------------------------------------------------------

UW DSCR(3)                 1.55x                 1.44x                 1.47x               1.85x
------------------------------------------------------------------------------------------------------
UW Net Cash Flow        $78,056,834           $61,131,383           $71,975,820         $33,128,770
------------------------------------------------------------------------------------------------------
Cut-off Date LTV(3)        48.6%                 64.2%                 58.4%               43.3%
------------------------------------------------------------------------------------------------------
Appraised Value        $1,850,000,000        $856,500,000         $1,250,000,000        $580,000,000
------------------------------------------------------------------------------------------------------
Shadow Rating(1)(4)      BBB-/BBB-             BBB-/BBB-               A-/A-              AAA/AA+
------------------------------------------------------------------------------------------------------


----------
(1.) S&P and Fitch have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject Mortgage Loan's inclusion in the securitization trust, the credit characteristics of that Mortgage Loan are consistent with obligations that are so rated.

(2.) Based on: the $848,763,796 200 Park Avenue Mortgage Loan, 200 Park Avenue
     Senior Non-Trust Loan Component and 200 Park Avenue Note A3 Non-Trust Loan,
     without regard to the 200 Park Avenue Junior Non-Trust Loan Component; the
     $477,300,000 Courtyard by Marriot Portfolio Mortgage Loan, Courtyard by
     Marriott Portfolio Senior Non-Trust Component and Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan, without regard to the Courtyard by
     Marriot Portfolio Junior Non-Trust Loan Component or the Courtyard by
     Marriott Portfolio Note B Non-Trust Loan.

(3.) Based on the entire subject Loan Combination.

(4.) The entire $900,000,000 200 Park Avenue Loan Combination is rated BBB-/BBB-
     by S&P and Fitch. $520,000,000 of the Courtyard by Marriott Portfolio Loan
     Combination (excluding the Courtyard by Marriott Portfolio Note B Non-Trust
     Loan) is rated BBB-/BBB- by S&P and Fitch. $630,000,000 of the 1345 Avenue
     of the Americas Loan Combination (excluding the 1345 Avenue of the Americas
     Note C Non-Trust Loan) is rated A-/A- by and Fitch. The entire $251,000,000
     Park Avenue Place Loan Combination is rated AAA/AA+ by S&P and Fitch.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        24             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing the top 10 and investment grade loans in the LB-UBS 2005-C5 transaction include the following:

     o    Tishman Speyer Real Estate Venture VI, L.P.

     o    General Growth Properties, Inc.

     o    Marriott International, Inc.; Host Marriott, L.P.; Sarofim Realty
          Advisors, Limited Partnership

     o    GE Pension Trust and Estein & Associates USA Ltd.

     o    U-Store-It Trust

     o    Pennsylvania Real Estate Investment Trust

     o    Collier Family Trust and Noble House Properties

     o    W. James Tozor, Jr. and Raju Shah

     o    Alter Asset Management, L.L.C.

     o    Fisher Brothers

     o    T. Richard Butera and Mark Matan

o    Conduit Origination Program:

     o    U/W Net Cash Flow on all loans is based on certain underwriting assumptions made by the applicable mortgage loan seller including those assumptions more specifically set forth in the Prospectus
          Supplement and is either verified subject to a variance of 2.5% or, in limited other cases, re-underwritten (but not audited) by third party service providers (i.e., by a "Big Four" accounting firm).

     o    U/W NCF DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.

     o    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     o    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     o    Substantially all borrowers are single asset entities.

     o    Non-consolidation opinions have been obtained with respect to the related borrower for substantially all Mortgage Loans with principal balances greater than $15 million.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        25             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CASH MANAGEMENT SYSTEMS

-----------------------------------------------------------------
      LOCKBOXES          PERCENT OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------
     Hard Lockbox                         56.7%
-----------------------------------------------------------------
  Hard/Hotel Lockbox                       8.8%
-----------------------------------------------------------------
Springing Hard Lockbox                     6.9%
-----------------------------------------------------------------
     Soft Lockbox                          1.7%
-----------------------------------------------------------------
Springing Soft Lockbox                    25.6%
-----------------------------------------------------------------

o    HARD LOCKBOX. Tenants are directed to pay rents directly to a lockbox account controlled by the lender (or, with respect to multifamily rental properties and mobile home park properties, income is collected and deposited in the lockbox account by an unaffiliated property manager). In most cases, until the occurrence of a triggering event, funds deposited into the lockbox account are disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights.

o    HARD/HOTEL LOCKBOX. With respect to hospitality properties only, cash or
     "over-the-counter" receipts are deposited into the lockbox account by a property manager (which may be affiliated with the borrower), while credit card receivables are deposited directly into a lockbox account controlled by the lender. Until the occurrence of a triggering event, funds deposited into the lockbox account may be disbursed to or at the direction of the borrower on a daily or other periodic basis or the related borrower has withdrawal rights. In the case of the Courtyard by Marriott Portfolio
     Mortgage Loan, depending on the identity and rating of the property manager or a specified affiliate thereof, these periodic disbursements may continue to that property manager, who will have certain obligations regarding the application of the disbursements, even while an event of default exists under the related Mortgage Loan.

o    SPRINGING HARD LOCKBOX. Either--

     o    income is collected by the borrower or the property manager (which may be an affiliate of the borrower) and paid into a lockbox account or tenants are directed to pay rents directly to a lockbox account that is, in each case, controlled by the borrower, or by both the borrower and the lender; and, following the occurrence of a triggering event, that existing lockbox account or another lockbox account is established as a "Hard Lockbox" with lender cash management; or

     o    a lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Hard Lockbox" with lender cash management.

o    SOFT LOCKBOX. Income is collected by the borrower or an affiliated property manager and paid into a lockbox account that otherwise satisfies the description for a "Hard Lockbox".

o    SPRINGING SOFT LOCKBOX. A lockbox account is not in place on the closing date and the related mortgage loan documents provide for the establishment, following the occurrence of certain triggering events, of a "Soft Lockbox"
     as described above.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        26             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

INFORMATION REGARDING ESCROWS AND RELATED PAYMENT OBLIGATIONS

-------------------------------------------------------------------------
TYPE OF ESCROW OR RELATED PAYMENT   PERCENT OF INITIAL TOTAL CONDUIT LOAN
          OBLIGATION(1)                           BALANCE(2)
-------------------------------------------------------------------------
Real Estate Taxes(3)                                 80.0%
-------------------------------------------------------------------------
Insurance Premiums(4)                                74.3%
-------------------------------------------------------------------------
Capital Replacements                                 80.3%
-------------------------------------------------------------------------
TI/LC (Industrial)                                  100.0%
-------------------------------------------------------------------------
TI/LC (Office)                                       87.0%
-------------------------------------------------------------------------
TI/LC (Retail)                                       87.2%
-------------------------------------------------------------------------

----------
(1.) Escrows and related payment obligations are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from sponsor. No representation is made as to the investment grade nature of any sponsor.

(2.) As of the Cut-Off Date, excludes the Investment Grade Loans.

(3.) In some instances where there are no actual tax escrows, certain investment grade tenants are obligated/permitted to pay taxes directly and are deemed to have escrows in the table above.

(4.) In some instances where there are no actual insurance escrows, certain investment grade tenants are obligated/permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        27             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



------------------------------------------------------------------------------------------------
                       GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
------------------------------------------------------------------------------------------------

Initial Mortgage Pool Balance                                                     $2,359,072,146
------------------------------------------------------------------------------------------------
Contributors of Collateral                                                      Lehman: 76.1%(1)
                                                                                   UBS: 23.9%(1)
------------------------------------------------------------------------------------------------
Number of Mortgage Loans                                                                     117
------------------------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                                          215
------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                              4.2%(1)
------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                          34.4%(1)
------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                             5.449%
------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity                                            110 months
------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity                                           108 months
------------------------------------------------------------------------------------------------
Average Mortgage Loan Cut-off Date Balance                                           $20,163,010
------------------------------------------------------------------------------------------------
Average Mortgage Property Cut-off Date Balance                                       $10,972,429
------------------------------------------------------------------------------------------------
Average Conduit Loan Cut-off Date Balance
   (excluding the Investment Grade Loans)                                            $13,944,957
------------------------------------------------------------------------------------------------
Average Conduit Property Cut-off Date Balance
   (excluding the Investment Grade Loans)                                            $10,601,988
------------------------------------------------------------------------------------------------
Largest Mortgage Loan                                                               $285,131,898
------------------------------------------------------------------------------------------------
Wtd. Avg. U/W DSCR                               Mortgage Pool: 1.45x; Conduit Loans Only: 1.32x
------------------------------------------------------------------------------------------------
Wtd. Avg. Cut-Off Date LTV                       Mortgage Pool: 65.5%; Conduit Loans Only: 73.5%
------------------------------------------------------------------------------------------------
Wtd. Avg. Maturity Date LTV                      Mortgage Pool: 59.9%; Conduit Loans Only: 67.1%
------------------------------------------------------------------------------------------------
Geographic Diversity                                                                   35 States
------------------------------------------------------------------------------------------------


----------
(1.) Expressed as a percentage of the Initial Mortgage Pool Balance.

(2.) Including properties leased to one tenant that occupies 90% or more of the particular property. Expressed as a percentage of the Initial Mortgage Pool
     Balance.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        28             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

                                 [MAP OMITTED]

IDAHO               CONNECTICUT             TENNESSEE             NEVADA
1 property          13 properties           6 properties          1 property
$1,500,000          $73,689,761             $13,246,895           $32,000,000
0.1% of total       3.1% of total           0.6% of total         1.4% of total

MISSOURI            RHODE ISLAND            ALABAMA               CALIFORNIA
7 properties        2 properties            5 properties          28 properties
$52,137,704         $280,175,000            $38,238,094           $153,799,772
2.2% of total       11.9% of total          1.6% of total         6.5% of total

MINNESOTA           NEW JERSEY              KENTUCKY              UTAH
1 property          2 properties            2 properties          1 property
$2,094,793          $7,323,789              $15,802,118           $3,615,000
0.1% of total       0.3% of total           0.7% of total         0.2% of total

ILLINOIS            MARYLAND                MISSISSIPPI           OREGON
15 properties       9 properties            5 properties          2 properties
$361,331,056        $153,310,833            $13,404,131           $5,111,358
15.3% of total      6.5% of total           0.6% of total         0.2% of total

MICHIGAN            VIRGINIA                OKLAHOMA              WASHINGTON
5 properties        11 properties           6 properties          3 properties
$19,781,844         $112,282,297            $24,046,062           $9,787,805
0.8% of total       4.8% of total           1.0% total            0.4% of total

OHIO                NORTH CAROLINA          KANSAS
9 properties        2 properties            1 property
$18,144,619         $3,445,640              $3,171,556
0.8% of total       0.1% of total           0.1% of total

INDIANA             SOUTH CAROLINA          TEXAS
1 property          4 properties            18 properties
$2,721,273          $87,494,976             $121,749,043
0.1% of total       3.7% of total           5.2% of total

PENNSYLVANIA        GEORGIA                 NEW MEXICO
3 properties        9 properties            1 property
$15,714,908         $29,966,385             $5,300,000
0.7% of total       1.3% of total           0.2% of total

NEW YORK            FLORIDA                 COLORADO
10 properties       20 properties           3 properties
$463,337,539        $163,781,424            $12,122,124
19.6% of total      6.9% of total           0.5% of total

MASSACHUSETTS       ARKANSAS                ARIZONA
3 properties        1 property              5 properties
$38,058,025         $2,799,583              $18,586,736
1.6% of total       0.1% of total           0.8% of total

[ ]     >10.0%
        of Initial Mortgage
        Pool Balance

[ ]     >5.0 - 10.0%
        of Initial Mortgage
        Pool Balance

[ ]     >1.0 - 5.0%
        of Initial Mortgage
        Pool Balance

[ ]     <=1.0%
        of Initial Mortgage
        Pool Balance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

DISTRIBUTION OF PROPERTY TYPES(1)
---------------------------------
Office                 37.3%
Retail                 34.9%
Hotel                  11.6%
Multifamily(2)         10.5%
Self Storage            4.0%
Industrial/Warehouse    1.3%
Other                   0.4%

(1)  Calculations are based on a per property basis and, where multiple properties secure a single underlying mortgage loan, allocated loan amounts.

(2)  Multifamily Component includes Mobile Home Park properties representing
     0.2% of the aggregate pool.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        29             [UBS Investment Bank LOGO]

Collateral Pool Highlights
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
0.01 - 6,000,000.00                          57       205,130,110         8.7
6,000,000.01 - 14,000,000.00                 30       273,780,746        11.6
14,000,000.01 - 40,000,000.00                18       434,314,210        18.4
40,000,000.01 - 60,000,000.00                 4       206,849,117         8.8
60,000,000.01 - 100,000,000.00                4       282,366,065        12.0
150,000,000.01 >=                             4       956,631,898        40.6
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:       1,123,978
Max:     285,131,898
Average:  20,163,010
--------------------------------------------------------------------------------

STATE (1)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                          NO.        CUT-OFF DATE     MORTGAGE
                                    OF PROPERTIES    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
NY                                        10          463,337,539        19.6
IL                                        15          361,331,056        15.3
RI                                         2          280,175,000        11.9
FL                                        20          163,781,424         6.9
CA                                        28          153,799,772         6.5
MD                                         9          153,310,833         6.5
TX                                        18          121,749,043         5.2
VA                                        11          112,282,297         4.8
SC                                         4           87,494,976         3.7
CT                                        13           73,689,761         3.1
Other (2)                                 85          388,120,444        16.5
--------------------------------------------------------------------------------
TOTAL:                                   215        2,359,072,145       100.0
--------------------------------------------------------------------------------

PROPERTY TYPE (1)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                          NO.        CUT-OFF DATE     MORTGAGE
                                    OF PROPERTIES    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
Office                                    14          879,906,558        37.3
Retail                                    64          824,220,220        34.9
   Regional Mall                           2          339,535,190        14.4
   Anchored Retail                        43          327,437,550        13.9
   Unanchored Retail                      19          157,247,480         6.7
Hotel                                     70          273,169,874        11.6
Multifamily (3)                           34          247,669,400        10.5
Self Storage                              30           94,891,093         4.0
Industrial / Warehouse                     2           30,815,000         1.3
Other                                      1            8,400,000         0.4
--------------------------------------------------------------------------------
TOTAL:                                   215        2,359,072,145       100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
4.751 - 5.000                                 3        51,080,000         2.2
5.001 - 5.250                                19       597,613,785        25.3
5.251 - 5.500                                51       931,723,183        39.5
5.501 - 5.750                                25       556,374,525        23.6
5.751 - 6.000                                11       121,300,654         5.1
6.001 - 6.250                                 7        95,625,000         4.1
6.251 - 6.500                                 1         5,355,000         0.2
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:              4.840
Max:              6.280
Weighted Average: 5.449

ORIGINAL TERM TO STATED MATURITY (MONTHS)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
49 - 60                                      10       396,828,810        16.8
61 - 72                                       1        53,400,000         2.3
73 - 84                                       3        85,810,978         3.6
97 - 108                                      3        68,769,117         2.9
109 - 120                                    84     1,555,408,935        65.9
121 - 132                                     2        66,150,000         2.8
133 - 144                                     2        15,000,000         0.6
169 - 180                                    12       117,704,306         5.0
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:               60
Max:              180
Weighted Average: 110
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MONTHS)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
49 - 60                                      10       396,828,810        16.8
61 - 72                                       1        53,400,000         2.3
73 - 84                                       3        85,810,978         3.6
97 - 108                                      3        68,769,117         2.9
109 - 120                                    85     1,602,208,935        67.9
121 - 132                                     1        19,350,000         0.8
133 - 144                                     2        15,000,000         0.6
169 - 180                                    12       117,704,306         5.0
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:               55
Max:              178
Weighted Average: 108
--------------------------------------------------------------------------------

AMORTIZATION TYPES

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
Amortizing Balloon(4)                        84     1,403,691,263        59.5
Interest Only                                28       879,581,905        37.3
Fully Amortizing                              3        67,273,978         2.9
Hyperamortizing                               2         8,525,000         0.4
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
<= 50.0                                       6       359,399,172        15.2
50.1 - 55.0                                   1       273,600,000        11.6
55.1 - 60.0                                   3       399,400,000        16.9
60.1 - 65.0                                   4        76,287,490         3.2
65.1 - 70.0                                   9       134,151,076         5.7
70.1 - 75.0                                  24       220,097,046         9.3
75.1 - 80.0                                  61       803,297,754        34.1
80.1 >=                                       9        92,839,607         3.9
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:              41.1
Max:              90.0
Weighted Average: 65.5
--------------------------------------------------------------------------------

MATURITY DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
0.01 - 5.00                                   1         1,123,978         0.0
30.01 - 35.00                                 1        46,800,000         2.0
35.01 - 40.00                                 2        23,150,000         1.0
40.01 - 45.00                                 3         7,481,453         0.3
45.01 - 50.00                                 4       745,355,207        31.6
50.01 - 55.00                                 4        69,369,875         2.9
55.01 - 60.00                                14       269,412,387        11.4
60.01 - 65.00                                22       253,802,478        10.8
65.01 - 70.00                                32       395,100,762        16.7
70.01 - 75.00                                15       331,520,000        14.1
75.01 - 80.00                                13       186,616,400         7.9
80.01 >=                                      6        29,339,607         1.2
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:               0.2
Max:              90.0
Weighted Average: 59.9

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO (x)

--------------------------------------------------------------------------------
                                                                    % OF INITIAL
                                            NO.      CUT-OFF DATE     MORTGAGE
                                         OF LOANS    BALANCE ($)      POOL BAL
--------------------------------------------------------------------------------
0.00 - 1.19                                   2        30,094,000         1.3
1.20 - 1.29                                  52       907,806,104        38.5
1.30 - 1.39                                  31       274,409,665        11.6
1.40 - 1.49                                  15       110,198,220         4.7
1.50 - 1.59                                   7        72,653,309         3.1
1.60 - 1.79                                   8       897,760,847        38.1
1.80 - 1.89                                   1        19,350,000         0.8
1.90 >=                                       1        46,800,000         2.0
--------------------------------------------------------------------------------
TOTAL:                                      117     2,359,072,146       100.0
--------------------------------------------------------------------------------
Min:               1.16
Max:               1.94
Weighted Average:  1.45
--------------------------------------------------------------------------------

----------
(1.) Percentages based on allocated loan amount per property.

(2.) No other state represents more than 2.2% of the Initial Mortgage Pool
     Balance.

(3.) Multifamily component includes mobile home park properties representing
     0.2% of the Initial Mortgage Pool Balance.

(4.) Includes 30.7% of Mortgage Loans (by Cut-off Date Balance) that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans,
     62.5% (by Cut-off Date Balance) have three years or less of interest only payments.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        30             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS



---------------------------------------------------------------------------------------------------------------------
                                           INVESTMENT GRADE LOAN CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------
                                                                         PERCENT OF             CUT-OFF
                                                          CUT-OFF DATE     INITIAL       U/W      DATE
NAME                                       PROPERTY TYPE     BALANCE    MORTGAGE POOL  DSCR(1)   LTV(2)  S&P/FITCH(3)
---------------------------------------------------------------------------------------------------------------------

200 Park Avenue (A2 Note)                     Office      $285,131,898      12.1%      1.65x(4) 45.9%(4)     A-/A-
---------------------------------------------------------------------------------------------------------------------
Providence Place                           Regional Mall   273,600,000      11.6       1.69     51.8       BBB+/BBB
---------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A2 Note)      Hotel       177,900,000       7.5       1.67(5)  55.7(5)      A-/A-
---------------------------------------------------------------------------------------------------------------------
1345 Avenue of the Americas (1-A2 Note)       Office        46,800,000       2.0       1.94(6)  41.1(6)    AAA/AAA
---------------------------------------------------------------------------------------------------------------------
Park Avenue Plaza (1-A2 Note)                 Office        19,350,000       0.8       1.86(7)  42.9(7)    AAA/AAA
---------------------------------------------------------------------------------------------------------------------
9200 Mentor Avenue                             Other         8,400,000       0.4       1.28     75.5         AA-/A
---------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         --        $811,181,898      34.4%      1.69x    50.0%         --
---------------------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

(2.) Calculated based on Cut-Off Date Balance and the related appraised value.

(3.) S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.

(4.) Based on entire 200 Park Avenue Loan Combination (excluding the 200 Park
     Avenue Junior Non-Trust Loan Component).

(5.) Based on entire Courtyard by Marriott Portfolio Loan Combination (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Loan Component and the
     Courtyard by Marriott Portfolio Note B Non-Trust Loan).

(6.) LTV based on the combined 1345 Avenue of the Americas 1-A2 Note Trust
     Component and the 1345 Avenue of the Americas Non-trust pari passu components with a combined Cut-Off Date Balance of $513,495,116. The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the 1345 Avenue of the Americas 1-A2 Note
     Trust Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the 1345 Avenue of the
     Americas Whole Loan.

(7.) LTV calculated based on the combined Park Avenue Plaza Note 1-A2 Trust
     Component and the Park Avenue Plaza non-trust pari passu components (Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2), with an aggregate cut-off date balance of $229,468,475. The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the
     Park Avenue Plaza Note 1-A2 Trust Component and the non-trust loan components, during the first 12 months of the amortization period of the
     Park Avenue pari passu Plaza Whole Loan.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        31             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE

Shadow Rating:               A-/A-(1)

Purpose:                     Acquisition

Cut-Off Date Balance:        $285,131,898

Loan Per Square Foot:        $298(2)

Interest Rate:               5.4896646% per annum(3)

Maturity Date:               5/11/2015

Original Term to Maturity:   10 years

Amortization:                Interest Only

Sponsor:                     Tishman Speyer Real Estate Venture VI, L.P.

Property:                    Class A 58-story office building with 2,850,323
                             square feet of net rentable area and six-level
                             valet- service parking garage with approximately
                             249 parking spaces.

Property Manager:            Tishman Speyer Properties, L.P.

Location:                    New York, NY

Year Built:                  1963; renovated 1991-1994, 1999-2004

Occupancy:                   100.0% (as of 1/1/2005)

----------
(1.) S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the 200 Park Avenue Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) Takes into account the entire 200 Park Avenue Loan Combination (excluding the 200 Park Avenue Junior Non-Trust Loan Component).

(3.) The Interest Rate applies to the 200 Park Avenue Mortgage Loan, the 200
     Park Avenue Senior Non-Trust Loan Component and the 200 Park Avenue Note A3
     Non-Trust Loan (excluding the 200 Park Avenue Junior Non-Trust Loan
     Component). The mortgage interest rate for the 200 Park Avenue Junior
     Non-Trust Loan Component is 5.7651362% and the weighted average interest rate for the entire 200 Park Avenue Loan Combination is 5.505347%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        32             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Major Tenants:



                              Approx.    Approx. % of   Rent                      Ratings
Tenant(1)                   Square Feet  Base Rent(2)  PSF(3)  Lease End Date  S&P/Fitch(4)
---------                   -----------  ------------  ------  --------------  ------------

Barclays Bank PLC             333,822       12.0%      $51.50     7/31/2017        AA/AA+
Winston & Strawn LLP          335,094       11.8%      $50.25   11/23/2011(5)        NR
The Dreyfus Corporation       351,585       10.2%      $41.55     3/31/2019        A+/AA-
Gibson Dunn & Crutcher LLP    177,074        9.5%      $76.23    5/31/2006(6)        NR
Greenberg Traurig, LLP        241,610        8.4%      $49.36   11/30/2013(7)        NR


Rollover Schedule:



                                                            APPROXIMATE
                 APPROXIMATE                 CUMULATIVE %     EXPIRING     AS % OF      CUMULATIVE %
                   EXPIRING   AS % OF TOTAL    OF TOTAL        BASE      TOTAL BASE       OF TOTAL
     YEAR        SQUARE FEET   SQUARE FEET    SQUARE FEET   REVENUES(8)  REVENUES(8)  BASE REVENUES(8)
---------------  -----------  -------------  ------------  ------------  -----------  ----------------

     2005(9)         55,034         1.9%          1.9%     $  2,279,342      1.6%           1.6%
     2006           147,834         5.2           7.1%       12,364,260      8.7           10.3%
     2007           169,573         5.9          13.1%        9,929,967      7.0           17.2%
     2008           153,018         5.4          18.4%        7,214,688      5.1           22.3%
     2009           185,424         6.5          24.9%        7,532,977      5.3           27.5%
     2010            54,395         1.9          26.8%        2,441,280      1.7           29.2%
     2011           484,716        17.0          43.9%       24,578,877     17.2           46.5%
     2012            66,438         2.3          46.2%        4,170,706      2.9           49.4%
     2013           148,610         5.2          51.4%        6,839,727      4.8           54.2%
     2014            41,745         1.5          52.9%        2,299,625      1.6           55.8%
2015 and beyond   1,343,536        47.1         100.0%       63,165,842     44.2          100.0%
    Vacant                0         0.0         100.0%               --       --             --
---------------   ---------       -----         -----      ------------    -----          -----
     TOTAL        2,850,323       100.0%                   $142,817,291    100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) Based on underwritten base rental revenues and underwritten in-place base rent.

(3.) Reflects underwritten in-place base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Winston & Strawn LLP's lease expiration consists of 112,951 square feet and
     93,599 square feet expiring November 23 and 30, respectively, in year 2011,
     125,105 square feet expiring 4/30/2007 and 3,439 square feet on a month to month basis.

(6.) Gibson Dunn & Crutcher LLP's lease expiration consists of 131,880 square feet expiring 5/31/2006 and 45,194 square feet expiring 10/31/2011.

(7.) Greenberg Traurig, LLP's lease expiration consists of 148,610 square feet expiring 11/30/2013 and 93,000 square feet expiring 11/30/2021.

(8.) Based on underwritten base rental revenues based on underwritten in-place base rent.

(9.) Includes any month-to-month leases.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        33             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

200 PARK AVENUE (CONT.)

Appraised Value:         $1,850,000,000 (as of 5/1/2005)

Cut-Off Date LTV:        45.9%(1)

U/W NCF:                 $78,056,834(2)

U/W NCF DSCR:            1.65x(1)(3)

Ownership Interest:      Fee

Reserves:                On-going tax and replacement reserves. Insurance
                         reserves required only if not covered under sponsor's
                         blanket insurance policy. Upfront reserves aggregating
                         $25,817,640 for unfunded tenant allowances, leasing
                         costs (undisbursed portion of leasing reserve to be
                         released to lockbox after May 11, 2008, subject to no
                         event of default and DSCR of 1.50x or greater, and
                         applied in accordance with loan documents), required
                         repairs and capital expenditures. At any time after May
                         11, 2008, in the event that (i) there is no continuing
                         event of default under the 200 Park Avenue Mortgage
                         Loan, and (ii) the debt service coverage ratio for the
                         200 Park Avenue Mortgaged Property is equal to or
                         greater than 1.50x, then, upon the 200 Park Avenue
                         Borrower's request, the mortgagee is required to
                         deposit the remaining capital expenditures reserve
                         funds into the lockbox and such funds are to be applied
                         in accordance with the applicable loan documents.

Lockbox:                 Hard

Prepayment/Defeasance:   Defeasance beginning two years after the latest of the
                         200 Park Avenue Non-Trust Loans have been securitized.
                         Prepayment without penalty permitted three months prior
                         to Maturity Date.

Mezzanine Debt:          $275,000,000 co-terminus mezzanine loan (due
                         5/11/2015) subject to intercreditor agreement that
                         complies with rating agency guidelines. Additional
                         junior mezzanine debt is permitted.

----------
(1.) Based on a loan amount of $848,763,796 that includes the 200 Park Avenue
     Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan Component and the
     200 Park Avenue Note A3 Non-Trust Loan (excluding the 200 Park Avenue
     Junior Non-Trust Loan Component). The Cut-Off Date LTV for the entire 200
     Park Avenue Loan Combination is 48.6% and the U/W NCF DSCR is 1.55x.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumed mark-to-market rent adjustment applied to below-market tenant leases as further adjusted to reflect long-term tenor of current leases and certain other lease-up assumptions is $129,864,120.

(3.) Calculated based on in-place U/W NCF and interest-only payments for the 200
     Park Avenue Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan
     Component and the 200 Park Avenue Note A3 Non-Trust Loan (excluding the 200
     Park Avenue Junior Non-Trust Loan Component) and based on interest rate of
     5.4896646% calculated on actual/360 day basis. Based on in-place U/W NCF and interest-only payments for the entire 200 Park Avenue Loan Combination,
     U/W NCF DSCR is 1.55x. U/W NCF DSCR based on projected underwritten net cashflow and interest-only payments for the 200 Park Avenue Mortgage Loan, the 200 Park Avenue Senior Non-Trust Loan Component and the 200 Park Avenue
     Note A3 Non-Trust Loan (excluding the 200 Park Avenue Junior Non-Trust Loan
     Component) is 2.75x. U/W NCF DSCR based on projected underwritten net cashflow for the entire 200 Park Avenue Loan Combination is 2.58x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        34             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE

Shadow Rating:               BBB+/BBB(1)

Purpose:                     Refinance

Cut-Off Date Balance:        $273,600,000

Loan Per Square Foot:        $213(2)

Interest Rate:               5.1400% per annum

Maturity Date:               3/11/2010

Original Term to Maturity:   5 years

Amortization:                30 years

Sponsor:                     General Growth Properties, Inc.

Property:                    Four-level regional shopping mall with 1,286,803
                             gross leaseable area of which 960,803 square feet
                             are collateral containing approximately 4,700
                             parking spaces.

Property Manager:            Self-Managed

Location:                    Providence, RI

Year Built:                  1999

Overall Occupancy:           97.9%(3) (as of 7/8/2005)

In-Line Occupancy:           94.4%(4) (as of 7/8/2005)

Anchor Sales:                Nordstrom ($209 psf), Filene's ($155 psf), JC
                             Penney (NA) (as of 12/31/2004)

In-Line Sales/SF:            $528(5)

In-Line Cost of Occupancy:   12.7%(5)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) Based on gross square feet of the entire mall including anchors which may not be part of the loan collateral.

(3.) Reflects mall occupancy including anchor space that is not part of the collateral.

(4.) Occupancy includes storage space associated with these in-line tenants.

(5.) For the trailing twelve months ending March 31, 2005. For in-line tenants with a full 12 months occupancy.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        35             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE (CONT.)

Major Tenants:



                        Approximate                                    Ratings
Tenant                  Square Feet   Rent PSF(1)   Lease End Date   S&P/Fitch(2)
---------------------   -----------   -----------   --------------   ------------

ANCHORS
Nordstrom                 197,000        $ 1.02        2/28/2020         A-/A-
Filene's(3)               200,000            --         5/1/2037        BBB/BBB
JCPenney(3)               126,000            --         5/1/2037        BB+/BB+

MAJOR IN-LINE TENANTS
Gap(4)                     20,395        $32.56        1/31/2012       BBB-/BBB-
Pottery Barn(4)            12,498        $35.58        1/31/2012          NR
Crate & Barrel             12,230        $26.57        1/31/2010          NR
Foot Locker                11,600        $34.00        1/31/2010        BB+/NR
Restoration Hardware       11,483        $21.00        1/31/2015          NR


Rollover Schedule(5):



                  APPROXIMATE EXPIRING   AS % OF TOTAL   CUMULATIVE % OF TOTAL
      YEAR             SQUARE FEET        SQUARE FEET         SQUARE FEET
---------------   --------------------   -------------   ---------------------

2005(7)                    8,276               1.7%                1.7%
2006                       1,775               0.4                 2.0%
2007                         150               0.0                 2.1%
2008                       6,889               1.4                 3.5%
2009                      60,306              12.3                15.7%
2010                     170,058              34.6                50.3%
2011                      27,750               5.6                55.9%
2012                      81,361              16.5                72.5%
2013                      13,890               2.8                75.3%
2014                      13,358               2.7                78.0%
2015 and beyond           80,885              16.4                94.4%
Vacant                    27,408               5.6               100.0%
---------------          -------             -----               -----
TOTAL                    492,106             100.0%

                  APPROXIMATE EXPIRING   AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
      YEAR          BASE REVENUES(6)         REVENUES(6)         BASE REVENUES(6)
---------------   --------------------   ------------------   ---------------------

2005(7)                $   403,021               2.2%                   2.2%
2006                       298,760               1.7                    3.9%
2007                        48,000               0.3                    4.2%
2008                       306,962               1.7                    5.9%
2009                     3,036,949              16.9                   22.7%
2010                     6,262,331              34.8                   57.5%
2011                     1,012,653               5.6                   63.2%
2012                     2,985,093              16.6                   79.7%
2013                       444,490               2.5                   82.2%
2014                       436,339               2.4                   84.6%
2015 and beyond          2,764,703              15.4                  100.0%
Vacant                          --                --                     --
---------------        -----------             -----                  -----
TOTAL                  $17,999,300             100.0%


----------
(1.) Based on in-place underwritten base rental revenues applicable to in-line tenants.

(2.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(3.) Filene's and JC Penney own their own improvements and therefore are excluded from the collateral. JCPenney has assumed the Lord & Taylor space and they have taken legal title of the building. Pursuant to the Consent and Agreement executed by JCPenney, JCPenney has agreed to take occupancy approximately February 22, 2006, but is permitted to postpone that date from time to time due to certain delays, e.g. failure to obtain permits.

(4.) The square feet of Gap and Pottery Barn include 1,125 square feet and 450 square feet, respectively, of storage space.

(5.) Rollover schedule for in-line and storage space only.

(6.) Based on underwritten in-place base rent.

(7.) Includes any month-to-month tenants.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        36             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PROVIDENCE PLACE (CONT.)

Appraised Value:                  $528,000,000 (as of 2/26/2005)

Cut-Off Date LTV:                 51.8%(1)

U/W NCF:                          $30,389,545(2)

Cut-Off Date U/W DSCR:            1.69x(3)

Ownership Interest:               Leasehold

Reserves:                         Springing tax, insurance, TI/LC and
                                  replacement reserves upon event of default or
                                  DSCR less than 1.15x. Insurance reserves not
                                  required as long as the property is covered
                                  under borrower's blanket insurance policy.
                                  Springing TI/LC reserve of $62,380 per month
                                  until an aggregate of $748,559 has accumulated
                                  and is maintained from time to time. Springing
                                  replacement reserve of $19,699 per month until
                                  an aggregate of $236,390 has accumulated and
                                  is maintained from time to time.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty six
                                  months prior to maturity.

Mezzanine Debt:                   $106,400,000 senior mezzanine loan. Additional
                                  junior mezzanine debt is permitted.

Ground Lease:                     The property is subject to a ground lease held
                                  by Rhode Island Economic Development
                                  Corporation. The ground lease expires on March
                                  31, 2097 and there are four, 99-year renewal
                                  options.

Pilot Program:                    In lieu of real estate taxes, borrower has
                                  agreed to make fixed payments aggregating
                                  $50,014,000 for a term commencing October 2000
                                  and expiring June 2028. Borrower's obligation
                                  to make such payments is secured by a lien
                                  upon the real property which is prior to the
                                  lien of the mortgage securing the Providence
                                  Place Mortgage Loan.

Community Reinvestment Program:   Borrower is obligated to make community
                                  reinvestment payments aggregating $8,800,000
                                  to the City of Providence, Rhode Island. Such
                                  payments to be made during the period
                                  commencing January 2000 and expiring December
                                  2029.

----------
(1.) Based solely on the Cut-Off Date Balance of the Providence Place Mortgage
     Loan.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow is $30,770,640 based on assumed execution of leases out for signature and certain other lease up assumptions.

(3.) Calculated based on in-place U/W NCF for the Providence Place Mortgage Loan based on an average annual debt constant of 6.573%.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        37             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO

Shadow Rating:               A-/A-(1)

Purpose:                     Acquisition

Cut-Off Date Balance:        $177,900,000

Loan Per Room:               $50,545(2)

Interest Rate:               5.7225% per annum

Maturity Date:               4/11/2015

Original Term to Maturity:   10 years

Amortization:                24 years, 6 months(3)

Sponsors:                    Marriott International, Inc.; Host Marriott, L.P.;
                             Sarofim Realty Advisors, Limited Partnership

Property:                    64 hotels(4) containing an aggregate of 9,443 rooms
                             located in 29 states.

Property Manager:            Courtyard Management Corporation (a subsidiary of
                             Marriott International, Inc.)

Location:                    California (8), Illinois (7), Florida (5), Alabama
                             (3), New York (2), Maryland (2), Connecticut (2),
                             Georgia (3), Missouri (2), Arizona (3), Michigan
                             (2), Colorado (2), Virginia (2), Texas (3), New
                             Jersey (1), Tennessee (2), Ohio (2), North Carolina
                             (2), Pennsylvania (1), Kansas (1), Arkansas (1),
                             Washington (1), Indiana (1), Kentucky (1), Oklahoma
                             (1), Minnesota (1), Oregon (1), Massachusetts (1),
                             South Carolina (1).

Year Built:                  1985-1990; renovated 2003-2005

----------
(1.) S&P and Fitch have confirmed to us that these rating(s) reflect an assessment by each such rating agency that, in the context of the inclusion of the Courtyard by Marriott Portfolio Mortgage Loan in the Trust, its
     credit characteristics are consistent with the obligations that are so rated.

(2.) Takes into account the Courtyard by Marriott Portfolio Mortgage Loan, the
     Courtyard by Marriott Portfolio Senior Non-Trust Loan Component and the
     Courtyard by Marriott Note A3 Non-Trust Loan (excluding the Courtyard by
     Marriott Junior Non-Trust Component and the Courtyard by Marriott Note B
     Non-Trust Loan).

(3.) Payments of interest only are required through and including the payment date in April 2008. The weighted average amortization term is based on the principal balances of the allocated loan amounts of the Courtyard by
     Marriott Portfolio mortgaged real properties. The allocated loan amounts of the Courtyard by Marriott Portfolio mortgaged real properties amortize on a
     25 year schedule except for the allocated loan amounts for the Courtyard by
     Marriott Fresno mortgaged real property, which amortizes on a 10.5 year schedule, and the Courtyard by Marriott Poughkeepsie mortgaged real property, which amortizes on a 13 year schedule.

(4.) An additional six properties secure the loan. There are no allocated loan amounts for these properties and the U/W NCF does not include the net cashflow from these properties.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        38             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Weighted Average Occupancy:   70.3%(1)

Weighted Average ADR:         $98.63(2)

Weighted Average RevPAR:      $69.56(3)

Appraised Value:              $856,500,000(4) (as of December 2004 - January
                              2005)

Cut-off Date LTV:             55.7%(5)

U/W NCF:                      $61,131,383(6)

U/W NCF DSCR:                 1.67x(5)(7)

Ownership Interest:           Fee / Leasehold

Release of Properties:        Permitted(8)

Substitution of Properties:   Permitted only in the event of Casualty or
                              Condemnation at a property.

Reserves:                     On-going for taxes and FF&E. Provided Marriott
                              International, Inc., or a subsidiary is the
                              manager of the Properties, the Properties are
                              covered under Marriott International's insurance
                              programs, and such programs qualify, insurance
                              escrows are not required; and, if ground rent
                              expenses paid by Marriott on behalf of the
                              Borrower, ground rent escrows not required.
                              Upfront FF&E Reserve of $10,282,033, and required
                              repairs reserve of $764,161.

Lockbox:                      Hard/Hotel

----------
(1.) Occupancy is the weighted average occupancy of the Courtyard by Marriott
     Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the trailing 12 months through June 17, 2005, weighted by allocated loan amount per property for the 64 Courtyard by
     Marriott Portfolio Mortgaged Properties.

(2.) ADR is the weighted average daily rate based on average daily rate for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral" properties) for the 12 months ending June 17, 2005, weighted by allocated loan amount per property for the 64 properties.

(3.) RevPAR is the weighted average revenue per available room based on revenue per available room for each of the Courtyard by Marriott Portfolio mortgaged real properties (does not include the six "additional collateral"
     properties) for the 12 months ending June 17, 2005, weighted by allocated loan amount per property for the 64 properties.

(4.) Aggregate of the appraised values of the 64 properties securing the loan
     (does not include the six "additional collateral" properties).

(5.) Based on a loan amount of $477,300,000 that includes the Courtyard by
     Marriott Portfolio Mortgage Loan, the Courtyard by Marriott Portfolio
     Senior Non-Trust Loan Component and the Courtyard by Marriott Portfolio
     Note A3 Non-Trust Loan. The entire Courtyard by Marriott Portfolio Loan
     Combination Cut-off Date LTV is 64.2%.

(6.) Reflects in-place U/W NCF. Projected underwritten net cashflow based on assumption of increase in occupancy, ADR and RevPAR is $78,630,728.

(7.) Calculated based on in-place U/W NCF and annual debt constant of 7.665% for the Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by
     Marriott Portfolio Senior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note A3 Non-Trust Loan commencing in year four, and without regard to the Courtyard by Marriott Portfolio Note B Non-Trust
     Loan. U/W DSCR based on projected underwritten net cashflow for the
     Courtyard by Marriott Portfolio Mortgage Loan, the Courtyard by Marriott
     Portfolio Senior Non-Trust Loan Component and the Courtyard by Marriott
     Portfolio Note A3 Non-Trust Loan is 2.15x and, taking into account the
     Courtyard by Marriott Junior Non-Trust Loan Component and the Courtyard by
     Marriott Portfolio Note B Non-Trust Loans also, U/W NCF DSCR for the entire
     Courtyard by Marriott Portfolio Loan Combination is 1.86x.

(8.) In addition to release of properties by defeasance, the six "additional collateral" properties below may be released at any time after loan closing.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        39             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

Prepayment/Defeasance:   Defeasance permitted two years after latest
                         securitization of any mortgage loan in the Courtyard by
                         Marriott Portfolio Loan Combination. Prepayment without
                         penalty permitted three months prior to Maturity Date.

B Note:                  $30,000,000 Courtyard by Marriott Portfolio Note B
                         Non-Trust Loan.

Mezzanine Debt:          CBM Mezzanine Borrower Limited Partnership, a Delaware
                         limited partnership, an owner of indirect interests in
                         the Courtyard by Marriott Portfolio Borrower, is the
                         borrower under a mezzanine loan from Marriott
                         International, Inc., in the principal amount of
                         $128,942,755, secured by one or more pledges of direct
                         or indirect interests in the Courtyard by Marriott
                         Portfolio Borrower. Further, the Courtyard by Marriott
                         Portfolio Sponsor has a one-time right to obtain a loan
                         secured by a pledge of the direct or indirect ownership
                         interests in CBM Mezzanine Borrower Limited
                         Partnership, owned by the Courtyard by Marriott
                         Portfolio Sponsor, provided that certain conditions are
                         met.

Additional Collateral:   Six hotels located in five states.(1)

----------
(1.) No allocated loan amount attributed to these properties which may be released without penalty or payment.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        40             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

COURTYARD BY MARRIOTT PORTFOLIO (CONT.)

COURTYARD BY MARRIOTT PORTFOLIO INFORMATION:



                                                        AGE                                             APPRAISED      ALLOCATED
LOCATION                   # PROPERTIES   # ROOMS   (YEARS)(1)   OCCUPANCY(2)    ADR(2)   REVPAR(2)      VALUES      LOAN AMOUNTS
------------------------   ------------   -------   ----------   ------------   -------   ---------   ------------   ------------

California                       8         1,182        17           71.4%      $103.65     $73.76    $116,300,000   $ 23,786,667
Illinois                         7         1,015        19           68.3       $ 91.36     $62.34      99,800,000     21,359,056
Florida                          5           741        17           70.8       $112.79     $79.86      75,500,000     15,759,890
Alabama                          3           442        19           66.7       $ 94.82     $63.38      42,600,000      9,142,694
New York                         2           294        18           73.7       $120.33     $88.89      42,000,000      8,594,524
Connecticut                      2           294        16           77.1       $108.83     $84.24      34,900,000      7,517,761
Maryland                         2           295        16           74.8       $108.50     $81.21      35,500,000      7,400,296
Missouri                         2           303        17           69.4       $ 95.34     $66.10      32,900,000      7,028,324
Georgia                          3           435        19           66.2       $ 92.16     $61.09      33,000,000      7,008,746
Michigan                         2           295        17           68.3       $101.89     $69.43      30,700,000      6,401,844
Arizona                          3           444        17           70.8       $ 87.00     $61.02      31,700,000      5,786,736
Colorado                         2           304        17           64.5       $ 94.88     $61.14      30,100,000      5,557,124
Virginia                         2           299        17           76.5       $ 89.28     $68.54      26,200,000      5,501,278
Texas                            3           447        16           68.3       $ 87.59     $60.08      23,500,000      4,778,917
Tennessee                        2           290        17           71.3       $ 84.92     $60.16      20,900,000      4,561,558
New Jersey                       1           146        17           81.0       $117.09     $94.87      21,300,000      4,326,628
Ohio                             2           295        17           66.4       $ 85.26     $56.65      19,100,000      4,072,121
North Carolina                   2           298        17           68.4       $ 82.88     $56.65      16,900,000      3,445,640
Pennsylvania                     1           149        17           72.6       $114.70     $83.26      16,300,000      3,386,908
Kansas                           1           149        17           66.5       $ 97.62     $64.90      14,600,000      3,171,556
Arkansas                         1           149        17           71.9       $ 85.71     $61.62      13,000,000      2,799,583
Oklahoma                         1           149        17           71.5       $ 80.16     $57.33      12,700,000      2,760,428
Indiana                          1           146        18           71.5       $ 87.62     $62.62      12,700,000      2,721,273
Kentucky                         1           146        17           65.2       $ 91.43     $59.59      12,700,000      2,682,118
Washington                       1           149        16           71.5       $100.52     $71.84      13,000,000      2,623,386
Minnesota                        1           146        17           68.7       $ 92.91     $63.79      10,300,000      2,094,793
Oregon                           1           149        16           60.4       $ 76.90     $46.44       7,300,000      1,311,358
Massachusetts                    1           146        17           54.4       $ 91.95     $50.06       5,700,000      1,163,719
South Carolina                   1           146        17           68.2       $ 72.98     $49.80       5,300,000      1,155,073
                               ---         -----       ---           ----       -------     ------    ------------   ------------
TOTALS/WEIGHTED AVERAGES        64         9,443        17           70.3%      $ 98.63     $69.56    $856,500,000   $177,900,000


----------
(1.) Weighted average age, weighted by allocated loan amount per property.

(2.) Weighted average for the trailing 12 months through June 17, 2005, weighted by allocated loan amount per property.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        41             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS
1345 AVENUE OF THE AMERICAS

Shadow Rating:               AAA/AAA(1)

Purpose:                     Refinance

Cut-Off Date Balance:        $46,800,000(2)

Loan Per Square Foot:        $271(2)

Interest Rate:               5.3645%

Maturity Date:               8/8/2015(3)

Original Term to Maturity:   10 year, 1 month(3)

Amortization:                97 months(3)

Sponsors:                    Richard L. Fisher, Arnold Fisher, Kenneth Fisher,
                             Steven Fisher, Estate of M. Anthony Fisher and
                             National Bulk Carriers Inc.

Property:                    50-story Class A office building containing
                             approximately 1,896,000 square feet

Location:                    New York, NY

Year Built:                  1969

Occupancy:                   96.2%(4)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) As of the Cut-Off Date. The Cut-Off Date Balance reflects the current balance of the 1345 Avenue of the Americas 1-A2 Note Trust Component of the
     $93,600,000 fully-amortizing portion of the $730,000,000 1345 Avenue of the
     Americas Whole Loan. The Loan Per Square Foot is based on the combined 1345
     Avenue of the Americas 1-A2 Note Trust Component and the 1345 Avenue of the
     Americas Non-trust Pari Passu Components with a combined cut-off balance of
     $513,495,116.

(3.) Maturity Date above refers to the Expected Final Payment Date. Maturity
     Date and Original Term to Maturity reflect the 1345 Avenue of the Americas
     1-A2 Note Trust Component only. The $730,000,000 1345 Avenue of the
     Americas Whole Loan has an original term of 240 months and amortizes on a
     30-year schedule beginning in Year 3 of the loan, with interest-only payments required for the first two years and the last three years of the loan.

(4.) Based on the rent roll dated June 1, 2005. The mortgaged real property was
     91.2% occupied as of the rent roll date.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        42             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1345 AVENUE OF THE AMERICAS (CONT.)

Major Tenants:



                                                  Approx. %                 Lease      Ratings
Tenant                           Square Feet   of Base Rent   Rent PSF    End Date    S&P/Fitch
------                           -----------   ------------   --------   ----------   ---------

Alliance Capital Mgmt. L.P.(1)     879,211         50.8%        52.53    12/31/2024     A+/A+
Pimco Advisors L.P.(2)             179,441          8.9%        45.00    12/31/2016      NR
Linklaters                         159,199          4.2%        24.20    10/31/2020     NR/NR
Avon Products, Inc.                132,425          6.4%        43.68    10/31/2016      A+/A
Accenture LLP                      117,619          8.5%        64.58     5/31/2019     NR/A+


Appraised Value:        $1,250,000,000 (as of 6/20/2005)

Cut-Off Date LTV:       41.1%(3)

U/W NCF:                $71,975,820

Cut-Off Date U/W DSCR:  1.94x(4)(5)

Ownership Interest:     Fee and Leasehold

Reserves:               Monthly reserves for real estate taxes, insurance, and
                        capital expenditures will only be required during a
                        "Trigger Period." A "Trigger Event" shall occur at any
                        time that NOI is less than $60,000,000 or upon an event
                        of default. A "Trigger Period" shall occur upon the
                        occurrence of a Trigger Event and shall last until NOI
                        on a trailing 12 month basis is at least $63,000,000 for
                        the immediately preceding six consecutive months and no
                        event of default exists. Upfront reserve in the amount
                        of $5,000,000 for tenant improvements and leasing
                        commissions. Additionally, Borrower will be required to
                        deposit into such reserve the monthly amount of
                        $1,041,667 during the last three years of the 1345
                        Avenue of the Americas Whole Loan term in the event
                        certain occupancy and cash flow hurdles, as indicated in
                        the mortgage loan documentation, have not been met.

----------
(1.) The tenant subleases the 10th floor to Hearst Publishing and the 45th floor to Banco Bilbao. Alliance Capital Mgmt. L.P. lease permits the landlord to unilaterally extend the maturity date from 12/31/2019 to 12/31/2024 with three years notice to the tenants. This date assumes this option is exercised.

(2.) Pimco Advisors L.P. has subleased the 46th floor and part of the 47th floor to Fortress Investment Group LLC. The credit of the parent company, Allianz
     AG, is AA-/Aa3/A+ by S&P, Moodys, and Fitch respectively.

(3.) Based on the combined 1345 Avenue of the America 1-A2 Note Trust Component
     and the 1345 Avenue of the Americas Non-trust pari passu components with a combined Cut-Off Date Balance of $513,495,116.

(4.) The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the 1345 Avenue of the Americas 1-A2 Note
     Trust Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the 1345 Avenue of the
     Americas Whole Loan. Such monthly payments are comprised of (i) principal payments computed by allocating all principal payments during the first 121 months of the loan term (beginning August 8, 2007) to the 1-A1 Note non-trust component and 1-A2 Note Trust Component and (ii) interest payments computed by applying the 5.3645% coupon to the outstanding principal balance of the 1345 Avenue of the Americas 1-A2 Trust Component
     and the Non-Trust Loan Components (aggregate original balance of
     $466,695,115). The resulting loan constant for the 1345 Avenue of the
     Americas 1-A2 Trust Component and the Non-Trust Loan Components is 7.2422%.

(5.) Based on the $730,000,000 1345 Avenue of the Americas Whole Loan, the U/W
     DSCR is 1.47x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        43             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

1345 AVENUE OF THE AMERICAS (CONT.)

Lockbox:                        Hard

Prepayment/Yield Maintenance:   Defeasance beginning earlier of (i) July 6, 2008
                                and (ii) two years after the last securitization
                                of any portion of the 1345 Avenue of the
                                Americas Whole Loan. During the five years prior
                                to the maturity date of the 1345 Avenue of the
                                Americas Whole Loan term, Borrower will have the
                                option to prepay the loan in full along with
                                payment of a prepayment fee equal to the lesser
                                of (i) a yield maintenance payment based on
                                Treasuries "flat" and (ii) 5% of the outstanding
                                principal balance in Year 16, 4% of the
                                outstanding principal balance in Year 17, 3% of
                                the outstanding principal balance in Year 18, 2%
                                of the outstanding principal balance in Year 19
                                and 1% of the outstanding principal balance in
                                Year 20 (0% during the last 6 months).

Subordinate Debt(1):            $216,504,884 of total non-trust subordinate
                                financing: $47,392,554 Note 1-B1, $47,392,554
                                Note 1-B2, $33,333,333 Note 1-C1, $33,333,333
                                Note 1-C2, $16,666,667 Note 1-C3, $16,666,667
                                Note 1-C4 and $21,719,777 component B of Note 2,
                                which are co-terminus with the first mortgage
                                and is subject to an intercreditor agreement
                                that complies with rating agency guidelines.

Future Subordinate Financing:   Additional mezzanine debt permitted, provided
                                that (i) the new lender is a Qualified Lender
                                (which term is defined in the intercreditor
                                agreement attached to the Loan Agreement), (ii)
                                the LTV shall not exceed 75%, (iii) the debt
                                service coverage ratio is at least 1.10x using
                                actual cash flow and an 8% loan constant, and
                                (iv) Lender receives from the new lender an
                                intercreditor agreement substantially in the
                                form attached to the loan agreement, which form
                                will be consistent with then market standards
                                with reasonably negotiated changes. If any
                                conditions are not met, rating agency approval
                                will be required.

----------
(1.) Subordinate Debt is included in the $730,000,000 1345 Avenue of the
     Americas Whole Loan balance. In addition to the Subordinate Debt indicated
     by Note 1-B1, Note 1-B2, Note 1-C1, Note 1-C2, Note 1-C3, Note 1-C4 and
     component B of Note 2, the Note 1-A3, Note 1-A4 and component A of Note 2 do not receive principal payments until the 1345 Avenue of the Americas
     Note 1-A1 non-trust component and the 1345 Avenue of the Americas Note 1-A2
     Trust Component have been paid in full. In the event of default, Note 1-A1,
     Note 1-A2, Note 1-A3, Note 1-A4 and component A of Note 2 receive all principal payments pro rata and pari passu until they have been paid in full.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        44             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA

Shadow Rating:                  AAA/AAA(1)

Purpose:                        Refinance

Cut-Off Date Balance:           $19,350,000(2)

Loan Per Square Foot:           $219(2)

Interest Rate:                  5.3911%

Maturity Date:                  9/8/2015(3)

Original Term to Maturity:      10 years, 1 month(3)

Amortization:                   91 months(3)

Sponsors:                       Richard L. Fisher, Arnold Fisher, Kenneth
                                Fisher, Steven Fisher, Lester Fisher, and Estate
                                of M. Anthony Fisher

Property:                       44 story Class A office building containing
                                approximately 1,137,000 square feet

Location:                       New York, NY

Year Built:                     1981

Occupancy:                      99.9%(4)

----------
(1.) S&P and Fitch have confirmed to us that these ratings reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, its credit characteristics are consistent with the obligations that are so rated.

(2.) As of the Cut-Off Date. The balance reflects the current balance of the
     1-A2 Trust component of the $38,700,000 fully amortizing portion of the
     $251,000,000 Park Avenue Plaza Whole Loan. The Loan per square foot is based on the combined Park Avenue Plaza 1-A2 Note Trust Component and the
     Park Avenue Plaza Non-trust Pari Passu Components with a combined Cut-Off
     Date Balance of $248,819,274.

(3.) Maturity Date above refers to the Expected Final Payment Date. Maturity
     Date and Original Term to Maturity reflect the Park Avenue Plaza 1-A2 Note
     Trust Component only. The $251,000,00 Park Avenue Plaza Whole Loan has an original term of 240 months and amortizes on a 30-year schedule beginning in month 31 of the loan, with interest only for the first 30 months and the last three years of the loan.

(4.) Based on the rent roll dated June 1, 2005.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        45             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA (CONT.)

Major Tenants:



                                        Approx. %                  Lease      Ratings
Tenant                  Square Feet   of Base Rent   Rent PSF    End Date    S&P/Fitch
---------------------   -----------   ------------   --------   ----------   ---------

McKinsey & Company(1)     356,514        33.38%       $53.10    07/31/2017     NR/NR
Aon Corporation(2)        272,080        26.74%       $55.74    04/01/2023   BBB+/BBB+
Swiss Reinsurance(3)      181,638        13.45%       $42.00    10/31/2012     AA/AA+
ABN AMRO Bank             133,663         9.28%       $39.39    04/30/2023     NR/NR
UFJ Bank Limited(4)        90,528         8.42%       $52.76    06/01/2015      A/A-


Appraised Value:                $580,000,000 (as of 7/1/2005)
Cut-Off Date LTV:               42.9%(5)
U/W NCF:                        $33,128,770(6)
Cut-Off Date U/W DSCR:          1.86x(6)(7)
Ownership Interest:             Fee

----------
(1.) 296,706 square feet of the McKinsey and Company lease expires in July 2017.
     59,808 square feet on the 23rd and 29th floors expire in April 2007. In the event McKinsey does not renew the space, it maintains an option that must be exercised by November 1, 2010 to lease the 29,914 sf on the 23rd floor by May 1, 2012. In addition Aon has an option to lease the 29th floor in the event that Swiss Re exercises its option to lease the 38th floor on
     August 1, 2007.

(2.) Aon leases the 30th floor from landlord through April 2023. The UW base rent for this floor reflects the base rent as of 5/1/07 when Aon is responsible for the entire rental payment. From 5/1/05 through 4/30/07 Aon is responsible for $1,506,795 and McKinsey pays an additional $316,253 of base rent (base rent through 4/30/07 is $1,823,048).

(3.) Swiss Reinsurance has the option to terminate its lease in October 2007 for space they had remaining on a prior lease with written notice by May 2006 and payment of a termination fee equal to $4.4 million ($24 PSF). Swiss Re subleases the 43rd floor to Evercorp.

(4.) UFJ has notified the landlord of its intention to sublease its space.

(5.) Calculated based on the combined Park Avenue Plaza Note 1-A2 Trust
     Component and the Park Avenue Plaza non-trust pari passu components (Note
     1-A1, Note 1-A3, Note 1-A4 and component A of Note 2), with an aggregate cut-off date balance of $248,819,274. Based on the $251,000,000 Park Avenue
     Plaza Whole Loan, the Cut-Off Date LTV is 43.3%.

(6.) The scheduled debt service was calculated by adding the first 12 monthly payments due with respect to the Park Avenue Plaza Note 1-A2 Trust
     Component and the non-trust loan pari passu components, during the first 12 months of the amortization period of the Park Avenue Plaza Whole Loan. Such monthly payments are comprised of (i) principal payments computed by allocating all principal payments during the first 121 months of the loan term (beginning March 8, 2008) to the 1-A1 Note non-trust component and
     1-A2 Note Trust Component and (ii) interest payments computed by applying the 5.3911% coupon to the outstanding principal balance of the Park Avenue
     Plaza Note 1-A2 Trust Component and the non-trust pari passu components
     (aggregate original balance of $248,819,274). The resulting loan constant for the Park Avenue Plaza A Notes is 7.1438%.

(7.) Based on the $251,000,000 Park Avenue Plaza Whole Loan, the U/W DSCR is
     1.85x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        46             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK AVENUE PLAZA (CONT.)

Reserves:                       Monthly reserves for real estate taxes,
                                insurance, and capital expenditures will only be
                                required during a "Trigger Period." A "Trigger
                                Event" shall occur at any time that NOI is less
                                than $25,000,000 or upon, an event of default. A
                                "Trigger Period" shall occur upon the occurrence
                                of a Trigger Event and shall last until NOI is
                                at least $26,500,000 for the immediately
                                preceding six consecutive months and no event of
                                default exists. Upfront reserve in the amount of
                                $3,500,000 for tenant improvements and leasing
                                commissions, with springing ongoing reserves.
                                Additionally, in the event that certain cash
                                flow hurdles have not been met, the Borrower
                                will be required to deposit into such reserve
                                account $620,000 each month during the last
                                three years of the Loan term, which amounts may
                                be used for rollover costs during such period.
                                If Swiss Re exercises it termination option in
                                October 2007 (upon 18 months notice) the
                                Borrower will be required to deposit into an
                                escrow fund a termination fee and a monthly
                                reserve up to a maximum amount of $7,265,520, as
                                indicated in the mortgage loan documentation.

Lockbox:                        Hard

Prepayment/Yield Maintenance:   Defeasance beginning the earlier of (i) July 25,
                                2008 and (ii) two years after the last
                                securitization of any portion of the Park Avenue
                                Plaza Whole Loan. During the 11th through the
                                15th years of the Park Avenue Plaza Whole Loan
                                term, the Loan will be pre-payable in full with
                                the payment of a yield maintenance premium.
                                Additionally, during the final five years of the
                                Park Avenue Plaza Whole Loan term, Borrower will
                                have the option to prepay the loan in full, with
                                payment of a prepayment fee equal to the lesser
                                of (i) a yield maintenance payment and (ii) 3%
                                of the outstanding principal balance in Year 16,
                                3% of the outstanding principal balance in Year
                                17, 3% of the outstanding principal balance in
                                Year 18, 2% of the outstanding principal balance
                                in Year 19 and 1% of the outstanding principal
                                balance in Year 20 (0% during the last 6
                                months).

Subordinate Debt(1):            $576,767 Note 1-B1, $567,767 Note 1-B2 and
                                $1,027,191 component B of Note 2. Additionally,
                                $85,000,000 mezzanine financing which is
                                co-terminus with the first mortgage and is
                                subject to an intercreditor agreement that
                                complies with rating agency guidelines.

Future Subordinate Financing:   Additional mezzanine financing is permitted,
                                provided that (i) the new lender is a Qualified
                                Lender, as described in the mortgage loan
                                documentation, (ii) the LTV shall not exceed
                                75%, (iii) the combined debt service coverage
                                ratio (i.e., based on the Whole Loan plus the
                                mezzanine loan) is at least 1.10x using an 8%
                                loan constant, and (iv) Lender receives from the
                                new lender an acceptable intercreditor
                                agreement.

----------
(1.) In addition to the Subordinate Debt indicated by Note 1-B1, Note 1-B2 and component B of Note 2 and the mezzanine debt, Note 1-A3, Note 1-A4 and component A of Note 2 do not receive principal payments until the Park
     Avenue Note 1-A1 non-trust component and the Park Avenue Plaza Note 1-A2
     Trust Component have been paid in full. In the event of default, the Note
     1-A1, Note 1-A2, Note 1-A3, Note 1-A4 and component A of Note 2 receive all principal payments pro rata and pari passu until they have been paid in full.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        47             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

OTHER SIGNIFICANT MORTGAGE LOANS



--------------------------------------------------------------------------------------------------------
                             OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
--------------------------------------------------------------------------------------------------------
                                                                  PERCENT OF INITIAL             CUT-OFF
                                                   CUT-OFF DATE      MORTGAGE POOL       U/W       DATE
NAME                               PROPERTY TYPE      BALANCE           BALANCE        DSCR(1)    LTV(2)
--------------------------------------------------------------------------------------------------------

500 West Madison Street (A Note)       Office      $220,000,000           9.3%         1.26x(3)  59.5%(3)
--------------------------------------------------------------------------------------------------------
U-Store-It Portfolio IV             Self Storage   $ 80,000,000           3.4          1.60      67.4
--------------------------------------------------------------------------------------------------------
270 Corporate Center                   Office      $ 74,000,000           3.1          1.20      79.1
--------------------------------------------------------------------------------------------------------
Magnolia Mall                      Regional Mall   $ 65,935,190           2.8          1.24      79.9
--------------------------------------------------------------------------------------------------------
La Playa Beach and Golf Resort         Hotel       $ 62,430,875           2.6          1.64      63.7
--------------------------------------------------------------------------------------------------------
424 West 33rd Street                   Office      $ 53,849,117           2.3          1.30      76.9
--------------------------------------------------------------------------------------------------------
TAG Portfolio                          Office      $ 53,400,000           2.3          1.37      75.5
--------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  --        $609,615,181          25.8%         1.35X     68.5%
--------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on U/W NCF, and debt service constant or interest rate, as applicable.

(2.) Calculated based on Cut-Off Date Balance and the related or estimated appraised value.

(3.) Based on 500 West Madison Street Mortgage Loan Combination (excluding the
     500 West Madison Street Non-Trust Loan).

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        48             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET

Purpose:                              Refinance

Cut-Off Date Balance (A Note Only):   $220,000,000(1)

Loan Per Square Foot:                 $151(1)

Weighted Average Interest Rate:       5.7320%(2)

Maturity Date:                        June 11, 2015

Original Term to Maturity:            10 years

Amortization:                         Interest Only

Sponsors:                             GE Pension Trust and Estein & Associates
                                      USA Ltd.

Property:                             Class A, 40-story office building
                                      aggregating 1,457,470 square feet with
                                      55-space executive parking garage. The
                                      ground floor is comprised of retail space.

Property Manager:                     MB Real Estate Services LLC

Location:                             Chicago, IL

Year Built:                           1987 (renovated 2000-2005)

Occupancy:                            67.9% (as of 6/1/2005)

----------
(1.) Based on the 500 West Madison Street Mortgage Loan and does not reflect the
     500 West Madison Street Non-Trust Loan.

(2.) The weighted average interest rate for the entire 500 West Madison Street
     Mortgage Loan Combination is 5.7320%. The interest rate on the 500 West
     Madison Street Mortgage Loan may be different, and possibly lower, than that weighted average rate.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        49             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET (CONT.)

Major Tenants(1):



                                                Approx. % of                                     Ratings
Tenant                            Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
-------------------------------   -----------   ------------   -----------   --------------   ------------

Citicorp North America, Inc.(5)     233,314         21.2%         $22.33      12/31/2012         AA-/AA+
GSA(6)                               76,209         11.0%         $35.44       6/25/2006            NR
Bowne & Co. (7)                      72,513          6.4%         $21.85       1/31/2017(8)       B+/NR
SSA Global Technologies, Inc.        75,781          4.3%         $14.07       3/31/2016(8)         NR
Bollinger, Ruberry & Garvey          61,521          3.9%         $15.61      12/31/2015            NR


Rollover Schedule:



                  APPROXIMATE EXPIRING   AS % OF TOTAL   CUMULATIVE % OF TOTAL
      YEAR             SQUARE FEET        SQUARE FEET         SQUARE FEET
---------------   --------------------   -------------   ---------------------

      2005(9)               5,650              0.4%                0.4%
      2006                 89,636              6.2                 6.5%
      2007                 54,589              3.7                10.3%
      2008                 88,568              6.1                16.4%
      2009                 18,881              1.3                17.7%
      2010                 24,882              1.7                19.4%
      2011                    253              0.0                19.4%
      2012                238,766             16.4                35.8%
      2013                 32,977              2.3                38.0%
      2014                 99,758              6.8                44.9%
2015 and beyond           335,758             23.0                67.9%
     Vacant               467,752             32.1               100.0%
---------------         ---------            -----               -----
     TOTAL              1,457,470            100.0%

                  APPROXIMATE EXPIRING   AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
      YEAR          BASE REVENUES(2)        REVENUES(2)          BASE REVENUES(2)
---------------   --------------------   ------------------   ---------------------

      2005(9)          $   162,366               0.7%                   0.7%
      2006               3,071,286              12.5                   13.1%
      2007               2,079,223               8.4                   21.6%
      2008               2,854,920              11.6                   33.2%
      2009                 614,367               2.5                   35.7%
      2010                 559,311               2.3                   37.9%
      2011                  73,000               0.3                   38.2%
      2012               5,321,939              21.6                   59.8%
      2013                 730,020               3.0                   62.8%
      2014               2,245,516               9.1                   71.9%
2015 and beyond          6,913,454              28.1                  100.0%
     Vacant                     --                --                     --
---------------        -----------             -----                  -----
     TOTAL             $24,625,402             100.0%


----------
(1.) Ranked by approximate percentage of total in-place underwritten base rent.

(2.) The percentages of total base rents are based on in-place underwritten base rental revenue.

(3.) Reflects the average underwritten in-place base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Citicorp North America, Inc., has two, 5-year renewal options and a one-time option to terminate their lease on December 31, 2007. If Citicorp
     North America, Inc., does not terminate its space, their rent will be adjusted to 95% of the then fair market rent. Citicorp North America, Inc subleases approximately 82,418 square feet.

(6.) The GSA (U.S. General Services Administration) space consists of three leases for space occupied by three government agencies, the Department of
     Justice (DOJ) with 12,697 square feet expiring on June 30, 2006, the Small
     Business Administration with 27,746 square feet all of which expires April
     30, 2006 except for 1,765 square feet expiring May 31, 2006, and the Equal
     Employment Opportunity Commission (EEOC) with 35,766 square feet expiring
     June 25, 2006. The GSA leases include the right to terminate the EEOC and
     DOJ leases at any time. All GSA tenants may change the amount of space they lease at any time, and proportionally change the amount of rent being paid.

(7.) Bowne & Co. subleases 35,861 square feet of its space.

(8.) SSA Global Technologies, Inc., and Bowne & Co. leases each provide for one,
     5-year renewal option.

(9.) Includes any month-to-month tenants.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        50             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

500 WEST MADISON STREET (CONT.)

Appraised Value:              $370,000,000 (as of 5/3/2005)

Cut-Off Date LTV:             59.5%(1)

U/W NCF:                      $16,149,105(2)

Cut-Off Date U/W DSCR:        1.26x(3)

Ownership Interest:           Fee

Reserves:                     Upfront deposits for TI/LC reserve of $27,269,029
                              ($25,000,000 for the rollover reserve and
                              $2,269,029 for unfunded tenant obligations) into a
                              leasing reserve account and upfront debt service
                              reserve of $5,000,000 that will be used to cover
                              any debt service shortfalls caused by either a
                              reduction in rent or termination of space by
                              Citicorp North America, Inc. If, on or after
                              January 1, 2008, any two consecutive quarters the
                              DSCR is equal to or in excess of 1.05x for any two
                              consecutive quarters, lender may transfer all
                              available funds in the debt service reserve
                              account to the leasing reserve account. Springing
                              reserves for taxes, insurance and capital
                              expenditures upon event of default. Lease
                              termination reserve for any termination payment of
                              $50,000 or greater.

Lockbox:                      Hard

Prepayment/Defeasance:        Defeasance or Yield Maintenance beginning on the
                              earlier of (i) the third anniversary of the
                              closing date or (ii) two years after the 500 West
                              Madison Street Loan and the 500 West Madison
                              Street Non-Trust Loan have been securitized.
                              Prepayment without penalty permitted six months
                              prior to Maturity Date.

Partial Release:              None

B Note:                       $25,000,000 500 West Madison Street Non-Trust
                              Loan, which will not be included in the LB-UBS
                              2005-C5 Trust.

----------
(1.) Based solely on the Cut-off Date Balance of 500 West Madison Street
     Mortgage Loan, without regard to the 500 West Madison Street Non-Trust
     Loan. The Cut-off Date LTV of the entire 500 West Madison Street Loan
     Combination is 66.2%.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $25,900,520.

(3.) Calculated based on in-place U/W NCF DSCR based on an interest rate of
     5.7320% calculated on an actual/360 day basis. Based on in-place U/W NCF and interest-only payments for the entire 500 West Madison Street Loan
     Combination. DSCR for the 500 West Madison Street Mortgage Loan and does not take into account the 500 West Madison Street Non-Trust Loan. U/W NCF
     DSCR based on projected underwritten net cashflow for the entire 500 West
     Madison Street Loan Combination is 1.82x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        51             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO IV

Purpose:                      Refinance

Cut-Off Date Balance:         $80,000,000

Loan Per Square Foot:         $54

Interest Rate:                5.1300%

Maturity Date:                August 11, 2012

Original Term to Maturity:    7 years

Amortization:                 30 years(1)

Sponsor:                      U-Store-It Trust

Property:                     Portfolio of 24 self-storage facilities with an
                              aggregate of 13,160 units containing approximately
                              1,469,753 square feet.

Property Manager:             YSI Management LLC

Location:                     Florida (5), Connecticut (8), California (3),
                              Illinois (3), Maryland (1), Tennessee (1), Ohio
                              (2) and Mississippi (1)

Year Built:                   1955 - 2003, Renovated 1997 - 2001, 2003 (only
                              some properties)

Occupancy:                    86.9%(2) (as of 4/30/2005)

----------
(1.) Interest only during first two years.

(2.) Weighted average based on allocated loan amounts and square footage.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        52             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO IV (CONT.)

Appraised Value:              $118,750,000(1) (as of 6/17/2005 through 7/5/2005)

Cut-Off Date LTV:             67.4%

U/W NCF:                      $8,384,665(2)

Cut-Off Date U/W DSCR:        1.60x(3)

Ownership Interest:           Fee

Reserves:                     Ongoing for taxes and ongoing for replacement
                              reserves at (a) $18,370 per month or (b) following
                              the release or substitution of a property, an
                              amount based on $0.15 per square foot per annum
                              times aggregate square footage of remaining
                              improvements after release or substitution.
                              Insurance reserves not required so long as the
                              properties are covered under the sponsor's blanket
                              insurance policy.

Lockbox:                      Springing Hard

Prepayment/Defeasance:        Defeasance beginning two years after
                              securitization. Prepayment without penalty
                              permitted three months prior to Maturity Date.

Release of Properties:        Yes

Substitution of Properties:   Permitted up to 33.3% of the original principal
                              amount

----------
(1.) Aggregate of the appraised values for the 24 properties securing the loan.

(2.) Reflects in-place underwritten net cashflow. Projected underwritten net cashflow of $8,695,543 is based on an assumption of an increase in the rental rate and occupancy rate per the borrower's budget for 2005.

(3.) Calculated based on in-place underwritten net cashflow and annual debt constant of 6.5375% commencing year three. Underwritten DSCR based on projected underwritten net cashflow is 1.66x.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        53             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

270 CORPORATE CENTER

Purpose:                      Refinance

Cut-Off Date Balance:         $74,000,000

Loan Per Square Foot:         $165

Interest Rate:                5.09%

Maturity Date:                7/11/2015

Original Term to Maturity:    9 years, 11 months

Amortization:                 Interest Only for the first three years and 11
                              months, 30-year amortization thereafter

Sponsors:                     T. Richard Butera and Mark Matan

Property:                     Four Class A office buildings containing
                              approximately 449,443 square feet

Location:                     Germantown, MD

Year Built:                   1986-1995

Occupancy:                    95.8%



                                                     Approx. %                  Lease       Ratings
Tenant                               Square Feet   of Base Rent   Rent PSF    End Date    (S&P/Fitch)
----------------------------------   -----------   ------------   --------   ----------   -----------

General Services Administration
   (U.S. Dept. of Energy)               85,804         15.8%       $16.63    11/30/2009        NR

Science Applications International
   Corporation ("SAIC")                 51,137         13.6%       $24.04    5/31/2007       A-/NR

Telogy Networks(1)                      38,930          9.0%       $20.83    12/31/2009        NR

Digital Receiver Technology(2)          33,155          8.4%       $23.07    12/31/2009        NR


----------
(1.) Telogy Networks leases two spaces at different rental rates. The Rent PSF indicated represents the total base rent divided by the combined Square
     Feet. Telogy Networks subleases their space to Digital Receiver Technology.

(2.) In addition to the space subleased from Telogy Networks, Digital Receiver
     Technology leases 33,155 square feet directly (suites 400A, 220 and 300).
     Digital Receiver Technology thus occupies space aggregating 72,085 square feet at the mortgaged real property. Included in the 33,155 square feet that Digital Receiver Technology leases directly, are multiple spaces that the tenant leases at different rental rates. The Rent PSF indicated
     represents the total base rent divided by the combined Square Feet.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        54             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

270 CORPORATE CENTER (CONT.)

Appraised Value:              $93,500,000 (as of 6/18/2005)

Cut-Off Date LTV:             79.1%

U/W NCF:                      $5,755,458

Cut-Off Date U/W DSCR:        1.20x

Ownership Interest:           Fee

Reserves:                     Monthly reserves for real estate taxes, insurance,
                              tenant improvements and leasing commissions, and
                              capital expenditures. Additionally, the amount of
                              $42,633 will be swept from excess cash flow and
                              deposited into the TI/LC reserve account on a
                              monthly basis.

Lockbox:                      Hard

Prepayment/Defeasance:        Defeasance beginning two years after
                              securitization. Prepayment without penalty
                              permitted 90 days prior to Maturity Date.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        55             [UBS Investment Bank LOGO]

Significant Mortgage Loans
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL

Purpose:                      Refinance

Cut-Off Date Balance:         $65,935,190

Loan Per Square Foot:         $117(1)

Interest Rate:                5.330% per annum

Maturity Date:                7/11/2015

Original Term to Maturity:    10 years

Amortization:                 30 years

Sponsor:                      Pennsylvania Real Estate Investment Trust

Property:                     One-level regional shopping mall with 564,824(2)
                              gross leasable area containing approximately 3,140
                              parking spaces.

Property Manager:             PREIT Services LLC, an affiliate of the borrower

Location:                     Florence, SC

Year Built:                   1979 - 2002; renovated 2003

Overall Occupancy:            93.9% (as of 5/2/2005)

In-Line Occupancy:            83.1% (as of 5/2/2005)

Anchor Sales:                 Belk Department Store ($201 psf), JCPenney ($159
                              psf), Sears ($157 psf) (as of 12/31/2004)

In-Line Sales/SF:             $309(3)

In-Line Cost of Occupancy:    12.2%(3)

----------
(1.) Based on gross leasable area of the entire mall including anchors and outparcel pads and related outparcel improvements which may not be part of the collateral.

(2.) Reflects gross leasable area of the entire mall including anchors and outparcel pads and related outparcel improvements which may not be part of the collateral. The collateral square footage is 554,217 square feet.

(3.) In-line sales psf and in-line cost of occupancy percentage are based on the figures of comparable in-line tenants for the twelve months ending December
     31, 2004.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        56             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL (CONT.)



Major Tenants:

                                     Approx.     Approx. % Total      Lease        Ratings
Tenant(1)                          Square Feet     Square Feet      End Date    S&P/Fitch(2)
---------                          -----------   ---------------   ----------   ------------

ANCHORS
Belk Department Store                115,793          20.5%         1/31/2011        NR
JCPenney                             104,107          18.4%         3/31/2007      BB+/BB+
Sears                                 91,164          16.1%        10/16/2009      BB+/BB
                                     -------          ----
TOTAL ANCHOR STORES                  311,064          55.1%

JUNIOR ANCHOR
Best Buy                              32,054           5.7%         1/31/2013      BBB/BBB

OTHER RETAIL AND IN-LINE TENANTS
NY & Co.                               9,682           1.7%         9/30/2005        NR
FootAction USA                         9,569           1.7%         1/31/2009        NR
Limited Express                        7,239           1.3%         1/31/2012      BBB/NR
Charlotte Russe                        6,348           1.1%         7/31/2014        NR
Gap                                    6,322           1.1%         6/30/2006     BBB-/BBB-
                                     -------          ----
TOTAL                                 39,160           6.9%


----------
(1.) Ranked by square footage.

(2.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        57             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

MAGNOLIA MALL (CONT.)

Rollover Schedule(1):



                  APPROXIMATE EXPIRING   AS % OF TOTAL   CUMULATIVE % OF TOTAL   APPROXIMATE EXPIRING
      YEAR             SQUARE FEET        SQUARE FEET         SQUARE FEET             BASE REVENUES
      ----        --------------------   -------------   ---------------------   --------------------

      2005                17,071               8.4%               8.4%                $  461,963
      2006                14,985               7.4               15.8%                   348,726
      2007                23,030              11.4               27.2%                   574,738
      2008                10,052               5.0               32.1%                   284,361
      2009                11,832               5.8               38.0%                   263,772
      2010                17,833               8.8               46.8%                   535,060
      2011                   216               0.1               46.9%                    25,000
      2012                19,696               9.7               56.6%                   426,319
      2013                32,444              16.0               72.6%                   979,460
      2014                12,187               6.0               78.6%                   243,580
2015 and beyond            9,129               4.5               83.1%                   207,562
     Vacant               34,305              16.9              100.0%                        --
---------------          -------             -----              -----                 ----------
     TOTAL               202,780             100.0%                                   $4,350,541

                  AS % OF TOTAL BASE   CUMULATIVE % OF TOTAL
      YEAR             REVENUES             BASE REVENUES
      ----        ------------------   ---------------------

      2005               10.6%                  10.6%
      2006                8.0                   18.6%
      2007               13.2                   31.8%
      2008                6.5                   38.4%
      2009                6.1                   44.4%
      2010               12.3                   56.7%
      2011                0.6                   57.3%
      2012                9.8                   67.1%
      2013               22.5                   89.6%
      2014                5.6                   95.2%
2015 and beyond           4.8                  100.0%
     Vacant                --                     --
---------------         -----                  -----
     TOTAL              100.0%


Appraised Value:             $82,517,000 (as of 4/8/2005)

Cut-Off Date LTV:            79.9%

U/W NCF:                     $5,488,672

U/W NCF DSCR:                1.24x

Ownership Interest:          Fee

Reserves:                    Tax and insurance (not required if insurance is
                             provided under borrower's blanket insurance
                             policy), replacement reserve and TI/LC reserve (not
                             required if balance in leasing reserve account
                             exceeds $840,000).

Lockbox:                     Hard

Prepayment/Defeasance:       Defeasance permitted beginning two years after
                             securitization. Prepayment without penalty
                             permitted three months prior to maturity date

----------
(1.) Rollover schedule for in-line space only. Based on May 2, 2005 borrower rent roll.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        58             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LA PLAYA BEACH AND GOLF RESORT

Purpose:                     Refinance

Cut-Off Date Balance:        $62,430,875

Loan Per Room:               $330,322

Interest Rate:               5.490% per annum

Maturity Date:               7/11/2015

Original Term to Maturity:   10 years

Amortization:                28 years

Sponsors:                    Collier Family Trust and Noble House Properties

Property:                    The La Playa Beach and Golf Resort property
                             consists of a full service hotel featuring 189
                             rooms, a gourmet restaurant, 11,665 sf meeting
                             space, 4 swimming pools, a spa and fitness center,
                             and use of the championship golf course (although
                             the golf course is not part of the mortgaged
                             property securing this Loan).

Property Manager:            Westgroup Naples, L.P., an affiliate of the
                             Borrower

Location:                    Naples, FL

Year Built:                  1962, 1985, 1989, 2001; renovated 2001 - 2002

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        59             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

LA PLAYA BEACH AND GOLF RESORT (CONT.)

Occupancy:                   66.2%(1) (TTM ending 3/31/2005)

ADR:                         $263.31(1) (TTM ending 3/31/2005)

RevPAR:                      $174.35(1) (TTM ending 3/31/2005)

Appraised Value:             $98,000,000(1) (as of 5/5/2005)

Cut-off Date LTV:            63.7%

U/W NCF:                     $7,169,635(2)

U/W NCF DSCR:                1.64x

Ownership Interest:          Fee

Reserves:                    Ongoing taxes, insurance, capital repairs and
                             replacements (including FF&E). The monthly
                             replacement account deposit has a floor of $91,609.

Lockbox:                     Springing Soft

Prepayment/Defeasance:       Defeasance permitted beginning June 28, 2009.
                             Prepayment without penalty permitted four months
                             prior to Maturity Date.

----------
(1.) Average Occupancy, ADR and RevPar are for the trailing 12 month period ending 3/31/2005. Appraisal estimates the stability value will be
     $109,000,000 on or about June 1, 2008.

(2.) Reflects in-place U/W NCF.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        60             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET

Purpose:                     Refinance

Cut-Off Date Balance:        $53,849,117

Loan Per Square Foot:        $271

Interest Rate:               5.800% per annum

Maturity Date:               5/11/2014

Original Term to Maturity:   9 years

Amortization:                30 years

Sponsor:                     W. James Tozer, Jr. and Raju L. Shah

Property:                    A 13 story pre-war office building with penthouse
                             and basement containing 198,428 square feet of net
                             rentable area. Includes 9,524 square feet of ground
                             floor retail and 10,820 square feet of basement
                             space.

Property Manager:            Newmark & Company Real Estate, Inc.

Location:                    New York, NY

Year Built:                  1913; Renovated 2001 - 2004

Occupancy:                   98.2% (as of 5/25/2005)

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        61             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET (CONT.)

Major Tenants:



                                                 Approx.     Approx. % of                                     Ratings
                  Tenant(1)                    Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
--------------------------------------------   -----------   ------------   -----------   --------------   ------------

Planned Parenthood                               103,071         58.7%         $35.10        2/28/2022          NR
Hionis New York Flower Market                      7,752          3.5%         $27.86       11/30/2018          NR
John Robert Powers                                 5,672          3.4%         $36.41       11/12/2009          NR
Rosemont Press                                    15,000          2.8%         $11.43        3/31/2007          NR
Future Information Research Management, Inc.       5,464          2.5%         $28.33        1/31/2008          NR


Rollover Schedule:



                  APPROXIMATE                    CUMULATIVE      APPROXIMATE                            CUMULATIVE
                    EXPIRING    AS % OF TOTAL    % OF TOTAL       EXPIRING         AS % OF TOTAL        % OF TOTAL
      YEAR        SQUARE FEET    SQUARE FEET    SQUARE FEET   BASE REVENUES(5)   BASE REVENUES(5)    BASE REVENUES(5)
---------------   -----------    -----------    -----------   ----------------   ----------------   -----------------

     2005                 0           0.0%           0.0%        $        0             0.0%                0.0%
     2006             6,049           3.0            3.0%           171,892             2.9                 2.9%
     2007            27,767          14.0           17.0%           509,730             8.5                11.4%
     2008            20,378          10.3           27.3%           705,078            11.7                23.1%
     2009            20,009          10.1           37.4%           597,402             9.9                33.0%
     2010             8,064           4.1           41.5%           133,352             2.2                35.3%
     2011                 0           0.0           41.5%                 0             0.0                35.3%
     2012             1,772           0.9           42.4%            53,160             0.9                36.1%
     2013                 0           0.0           42.4%                 0             0.0                36.1%
     2014                 0           0.0           42.4%                 0             0.0                36.1%
2015 and beyond     110,823          55.9           98.2%         3,833,921            63.9               100.0%
     Vacant           3,566           1.8          100.0%                --              --                  --
---------------     -------         -----          -----         ----------           -----               -----
     TOTAL          198,428         100.0%                       $6,004,534           100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) The percentages of total base rents are based on underwritten base rental revenues.

(3.) Reflects underwritten base rent.

(4.) NR means not rated.

(5.) Based on underwritten base rental revenues.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        62             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

424 WEST 33RD STREET (CONT.)

Appraised Value:              $70,000,000 (as of 3/1/2005)

Cut-Off Date LTV:             76.9%

U/W NCF:                      $4,936,637

U/W NCF DSCR:                 1.30x

Ownership Interest:           Fee

Reserves:                     Ongoing for TILC(1), taxes, insurance(2) and
                              replacement reserve.

Lockbox:                      Hard

Prepayment/Defeasance:        Prepayment with yield maintenance permitted after
                              May 9, 2009. Prepayment without penalty permitted
                              three months prior to scheduled maturity date.

Partial Release:              Yes

----------
(1.) The 424 West 33rd Street Borrower is required to make monthly escrow deposits of $8,333 into a leasing reserve account. In addition, the 424
     West 33 Street Borrower is required to deposit certain termination payments paid by tenants (other than termination payments of less than $50,000 made with respect to leases accounting for less than a specified square footage and percentage of rental income) into the leasing reserve account.

(2.) The 424 West 33rd Borrower is required to make monthly deposits into a tax and insurance reserve account in an amount equal to one-twelfth of the real estate taxes and insurance premiums payable during the next ensuing 12 months. Notwithstanding the foregoing, monthly insurance escrows shall not be required as long as the insurance coverage is provided under blanket insurance policies and there is on deposit in the tax and insurance account, in addition to amounts required for the payment of taxes, an amount equal to 25% of the annual premiums under the blanket policy that are allocable to the property, as reasonably determined by the lender.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        63             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO

Purpose:                      Acquisition

Cut-Off Date Balance:         $53,400,000

Loan Per Square Foot:         $132

Interest Rate:                5.335% per annum

Maturity Date:                8/11/2011

Original Term to Maturity:    6 years

Amortization:                 Interest Only

Sponsor:                      Alter Asset Management, L.L.C. and Heitman Capital
                              Management

Property:                     Portfolio of two properties consisting of three
                              Class A office buildings with an aggregate of
                              404,524 net rentable square feet.

Property Manager:             Alter Asset Management, L.L.C.

Location:                     Downers Grove, IL (Corridors I & Corridors II);
                              Dulles, VA (Loudoun II)

Year Built:                   1998, 1999 (Corridors I & Corridors II); 2000
                              (Loudoun II)

Occupancy:                    87.4%(1) (as of 7/28/2005)

----------
(1.) Weighted average based on allocated loan amounts.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        64             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO (CONT.)

Major Tenants:



                                         Approx.     Approx. % of                                     Ratings
             Tenant(1)                 Square Feet   Base Rent(2)   Rent PSF(3)   Lease End Date   S&P/Fitch(4)
------------------------------------   -----------   ------------   -----------   --------------   ------------

American InterContinental University     116,345         31.2%         $15.68       12/31/2014          NR
MCI WorldCom Communications               87,685         21.3%         $14.20        2/29/2008         B+/B
Lucent Technologies(5)                    33,638         10.3%         $17.88        8/31/2006          B/B
Alcatel USA Sourcing, L.P.                19,911          7.8%         $22.94        9/30/2010         BB/BB
Finance America                           30,851          7.7%         $14.50        9/14/2013          NR


Rollover Schedule:



                  APPROXIMATE                    CUMULATIVE      APPROXIMATE                             CUMULATIVE
                    EXPIRING    AS % OF TOTAL    % OF TOTAL       EXPIRING         AS % OF TOTAL         % OF TOTAL
      YEAR        SQUARE FEET    SQUARE FEET    SQUARE FEET   BASE REVENUES(5)   BASE REVENUES(5)   BASE REVENUES(5)
---------------   -----------    -----------    -----------   ----------------   ----------------   ----------------

     2005                 0           0.0%           0.0%        $        0              0.0%              0.0%
     2006            33,638           8.3            8.3%           601,447             10.3              10.3%
     2007            11,730           2.9           11.2%           203,131              3.5              13.8%
     2008            95,836          23.7           34.9%         1,370,245             23.5              37.2%
     2009            18,726           4.6           39.5%           313,391              5.4              42.6%
     2010            32,001           7.9           47.4%           733,412             12.5              55.2%
     2011             6,075           1.5           48.9%           153,740              2.6              57.8%
     2012             8,310           2.1           51.0%           193,208              3.3              61.1%
     2013            30,851           7.6           58.6%           447,340              7.7              68.8%
     2014           116,345          28.8           87.4%         1,823,894             31.2             100.0%
2015 and beyond           0           0.0           87.4%                 0              0.0             100.0%
     Vacant          51,012          12.6          100.0%                --               --                --
---------------     -------         -----          -----         ----------            -----             -----
     TOTAL          404,524         100.0%                       $5,839,806            100.0%


----------
(1.) Ranked by approximate percentage of total underwritten base rent.

(2.) The percentages of total base rents are based on underwritten base rental revenues.

(3.) Reflects U/W base rent.

(4.) Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease. NR means not rated.

(5.) Lucent Technologies has subleased its entire space to Accredited Home
     Lenders.

(6.) Based on underwritten base rental revenues.

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        65             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TAG PORTFOLIO (CONT.)

Appraised Value:                $70,700,000 (as of 5/13/2005 - 5/20/2005)

Cut-Off Date LTV:               75.5%

U/W NCF:                        $3,966,699

U/W NCF DSCR:                   1.37x

Ownership Interest:             Fee

Reserves:                       Ongoing for taxes, capital expenditures and
                                TI/LCs. Upfront reserves aggregating $2,386,625
                                for tenant related matters.

Lockbox:                        Hard

Prepayment/Yield Maintenance:   Yield Maintenance beginning two years after
                                securitization. Prepayment without penalty
                                permitted three months prior to maturity date.

Partial Release:                Yes

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        66             [UBS Investment Bank LOGO]

Investment Grade and Significant Mortgage Loans
--------------------------------------------------------------------------------
                                 INVESTMENT GRADE AND SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS



---------------------------------------------------------------------------------------------------------------------------------
                                                   TOP TEN LOAN CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        PERCENT OF             CUT-OFF
                                                           NUMBER OF   CUT-OFF DATE      INITIAL       U/W       DATE      S&P/
NAME                                       PROPERTY TYPE  PROPERTIES      BALANCE     MORTGAGE POOL  DSCR(1)    LTV(2)   FITCH(3)
---------------------------------------------------------------------------------------------------------------------------------

200 Park Avenue (A2 Note)                      Office          1      $  285,131,898      12.1%      1.65x(4)  45.9%(4)    A-/A-
---------------------------------------------------------------------------------------------------------------------------------
Providence Place                           Regional Mall       1         273,600,000      11.6       1.69      51.8      BBB+/BBB
---------------------------------------------------------------------------------------------------------------------------------
500 West Madison Street (A Note)               Office          1         220,000,000       9.3       1.26(5)   59.5(5)      NR
---------------------------------------------------------------------------------------------------------------------------------
Courtyard by Marriott Portfolio (A2 Note)      Hotel          64         177,900,000       7.5       1.67(6)   55.7(6)     A-/A-
---------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio IV                     Self Storage      24          80,000,000       3.4       1.60      67.4         NR
---------------------------------------------------------------------------------------------------------------------------------
270 Corporate Center                           Office          1          74,000,000       3.1       1.20      79.1         NR
---------------------------------------------------------------------------------------------------------------------------------
Magnolia Mall                              Regional Mall       1          65,935,190       2.8       1.24      79.9         NR
---------------------------------------------------------------------------------------------------------------------------------
La Playa Beach and Golf Resort                 Hotel           1          62,430,875       2.6       1.64      63.7         NR
---------------------------------------------------------------------------------------------------------------------------------
424 West 33rd Street                           Office          1          53,849,117       2.3       1.30      76.9         NR
---------------------------------------------------------------------------------------------------------------------------------
TAG Portfolio                                  Office          2          53,400,000       2.3       1.37      75.5         NR
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          --           97      $1,346,247,080      57.1%      1.52X     58.6%        --
---------------------------------------------------------------------------------------------------------------------------------


----------
(1.) Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.

(2.) Calculated based on Cut-Off Date Balance and the related appraised value.

(3.) S&P and Fitch have confirmed to us that the ratings in this column reflect an assessment by each such rating agency that, in the context of the inclusion of the subject Mortgage Loan in the Trust, the credit characteristics of that Mortgage Loan are consistent with the obligations that are so rated.

(4.) Based on the entire 200 Park Avenue Loan Combination (excluding the 200
     Park Avenue Junior Non-Trust Component).

(5.) Based on 500 West Madison Street Mortgage Loan Combination (excluding the
     500 West Madison Street Non-Trust Loan).

(6.) Based on the entire Courtyard by Marriott Portfolio Loan Combination
     (excluding the Courtyard by Marriott Portfolio Junior Non-Trust Component
     and the Courtyard by Marriott Portfolio Note B Non- Trust Loan).

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        67             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Investor Reporting
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that are required to be made available to Certificateholders:



    NAME OF REPORT                                                  DESCRIPTION (INFORMATION PROVIDED)
    ---------------------------------------------------------------------------------------------------------------------------

1   Distribution Date Statements                                    Principal and interest distributions, principal balances
2   Mortgage Loan Status Report                                     Portfolio stratifications
3   Comparative Financial Status Report                             Revenue, NOI, DSCR to the extent available
4   Delinquent Loan Status Report                                   Listing of delinquent Mortgage Loans
5   Historical Loan Modification & Corrected Mortgage Loan Report   Information on modified Mortgage Loans
6   Historical Liquidation Report                                   Net liquidation proceeds and realized losses
7   REO Status Report                                               NOI and value of REO
8   Servicer Watch List                                             Listing of loans in jeopardy of becoming specially serviced
9   Loan Payoff Notification Report                                 Listing of loans that have given notice of intent to payoff


--------------------------------------------------------------------------------

LEHMAN BROTHERS                        68             [UBS Investment Bank LOGO]

--------------------------------------------------------------------------------
                                                                        TIMELINE

Timeline
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                      EVENT
--------------------------------------------------------------------------------
Week of August 1, 2005    Structural & Collateral Term Sheets Available/ Road
                          Shows/ Investor Calls
--------------------------------------------------------------------------------
Week of August 8, 2005    Preliminary Prospectus Supplement Available/ Presale
                          Reports Available on Rating Agency Websites/ Pricing
--------------------------------------------------------------------------------
Week of August 22, 2005   Closing

--------------------------------------------------------------------------------

LEHMAN BROTHERS                        69             [UBS Investment Bank LOGO]